AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON JULY 20, 2000
================================================================================
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant To Section 14(a) of the
                        Securities Exchange Act of 1934.

Filed by the Registrant [__]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
      [X] Preliminary Proxy Statement
      [_] Confidential, For Use of the Commission Only (as permitted by Rule
           14a-6 (e) (2))
      [_] Definitive Proxy Statement
      [_] Definitive Additional Materials
      [_] Soliciting Material Under Rule 14a-12


                            COMVERSE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

      [X] No fee required.
      [_] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and
          0-11.

         1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  -------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  -------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------------

         5)       Total fee paid:

                  -------------------------------------------------------------

     [_] Fee paid previously with preliminary materials:

         ----------------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)       Amount previously paid:
     2)       Form, Schedule or Registration Statement No.:
     3)       Filing Party:
     4)       Date Filed:

================================================================================

                            COMVERSE TECHNOLOGY, INC.
                            170 CROSSWAYS PARK DRIVE
                            WOODBURY, NEW YORK 11797

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 15, 2000

                               ------------------

           NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of COMVERSE TECHNOLOGY, INC. (the "Company") will be held at the Huntington Hilton, 598 Broadhollow Road (Route 110), Melville, New York, on Friday, September 15, 2000, commencing at 10:00 A.M. (local time) for the following purposes:

           1. To elect eight directors who will serve as the Board of Directors of the Company until the next annual meeting of shareholders and the election of their qualified successors.

           2. To consider and act upon a proposal to amend the Certificate of Incorporation of the Company to increase from 300,000,000 to 600,000,000 the aggregate number of authorized shares of the Company's Common Stock, par value $.10 per share ("Common Stock").

           3. To consider and vote upon a proposal to adopt the Company's 2000 Stock Incentive Compensation Plan, under which up to 9,000,000 shares of the Company's Common Stock, par value $.10 per share ("Common Stock") may be issued as equity-based compensation to employees and directors of the Company.

           4. To consider and vote upon a proposal to amend the Company's Employee Stock Purchase Plan to increase from 1,500,000 to 2,000,000 the total number of shares of Common Stock available for purchase by participating employees thereunder.

           5. To consider and act upon a proposal to ratify the engagement of Deloitte & Touche LLP as independent auditors of the Company for the year ending January 31, 2001.

           6. To transact such other business as may properly come before the meeting or any adjournment thereof.

           Only those shareholders of record at the close of business on August 1, 2000 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

           A copy of the Company's Annual Report to Shareholders for the year ended January 31, 2000 accompanies this Notice of Meeting.


                                 By Order of the Board of Directors,

                                 William F.  Sorin,
                                 Secretary

August 3, 2000

ATTENDANCE AT THE ANNUAL MEETING BY HOLDERS OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK, APPEARING IN PERSON OR REPRESENTED BY PROXY, IS NECESSARY TO CONSTITUTE A QUORUM. YOUR ATTENDANCE IS IMPORTANT AND APPRECIATED. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD. YOUR PROXY MAY BE REVOKED IN YOUR DISCRETION AT ANY TIME BEFORE THE SHARES ARE VOTED.

                            COMVERSE TECHNOLOGY, INC.
                            170 CROSSWAYS PARK DRIVE
                            WOODBURY, NEW YORK 11797

                               ------------------

                                PROXY STATEMENT

                               -----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 15, 2000

                              ------------------

           THIS PROXY STATEMENT AND THE ACCOMPANYING FORM OF PROXY ARE BEING FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF COMVERSE TECHNOLOGY, INC., A NEW YORK CORPORATION (THE "COMPANY"), FOR USE AT THE ANNUAL MEETING OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON SEPTEMBER 15, 2000 OR ANY ADJOURNMENT THEREOF (THE "ANNUAL MEETING").

           A proxy in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, the proxy will be voted in favor of such matter. As to any other matters properly brought before the Annual Meeting, the persons named in the proxy will vote in accordance with their best judgment. Any shareholder who desires to revoke a proxy may do so at any time prior to the vote of the associated shares by tendering written notice of revocation addressed to the Secretary of the Company, by attending the Annual Meeting in person and requesting the return of the proxy or by delivering to the Secretary of the Company another form of proxy bearing a later date of execution.

           The cost of the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by the use of the mails, regularly engaged employees of the Company may, without additional compensation, solicit proxies by personal interviews, electronic mail, telephone and telefacsimile. The Company will, upon request, reimburse brokers and others who are only record holders of the Company's Common Stock, par value $.10 per share (the "Common Stock"), for their reasonable expenses in forwarding proxy material to beneficial owners of such stock and obtaining voting instructions from such owners.

           D. F. King & Co., Inc. ("D. F. King") has been engaged by the Company to assist in the solicitation of proxies and for such services will receive a fee of $7,500, reimbursement of certain out-of-pocket expenses and indemnification by the Company against certain losses resulting from its engagement.

           The Board of Directors has fixed the close of business on August 1, 2000 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). At the Record Date, there were issued, outstanding and entitled to vote an aggregate of [158,798,616 as of July 17, 2000)] shares of Common Stock. Attendance at the Annual Meeting, in person or represented by proxy, by the holders of a majority of all shares of Common Stock issued, outstanding and entitled to vote constitutes a quorum. Each share of Common Stock entitles the holder thereof to one vote on each matter presented for action at the meeting.

           This Proxy Statement and the accompanying form of proxy are first being mailed on or about August 3, 2000 to shareholders of record on the Record Date.

MANAGEMENT AND PRINCIPAL SHAREHOLDERS

           The following table identifies and sets forth certain information concerning the beneficial ownership of Common Stock by the executive officers of the Company, by each incumbent director of the Company standing for reelection at the Annual Meeting and by each person known by the Company to beneficially own more than five percent of the issued and outstanding Common Stock.

                                                                                             NUMBER OF          PERCENT
                                                                                               SHARES          OF TOTAL
                                                                                            BENEFICIALLY      OUTSTANDING
NAME                                     RELATIONSHIP WITH THE COMPANY                         OWNED(1)        SHARES(2)
---------------------                    -----------------------------                      -------------      ---------
FMR Corporation
82 Devonshire Street
Boston, MA 02109                         Shareholder                                        18,650,178 (3)        11.7%

Putnam Investments, Inc.
One Post Office Square
Boston, MA 02109                         Shareholder                                        17,347,064 (3)        10.9%

AIM Management Group, Inc.
1315 Peachtree Street, N.E.
Atlanta, GA  30309                       Shareholder                                        10,993,252 (3)         6.9%

Kobi Alexander(a)(b)                     President, Chairman of the Board,
                                         Chief Executive Officer and Director                2,694,996             1.7%

Francis E. Girard                        Chief Executive Officer - Comverse
                                         Network Systems Division and Director                 484,768               *

Itsik Danziger                           President and Chief Operating Officer -
                                         Comverse Network Systems Division
                                         and Director                                           41,464               *

Dan Bodner                               President and Chief Executive Officer -
                                         Comverse Infosys Division                              74,722               *

David Kreinberg                          Vice President of Finance and
                                         Chief Financial Officer                                26,870               *

Zvi Alexander                            Director                                               32,000               *

John H. Friedman(b)(c)(d)                Director                                               37,000               *

Sam Oolie(a)(b)(c)(d)                    Director                                               21,000               *

William F. Sorin(a)(d)                   Secretary and Director                                  7,501               *

Shaula A. Yemini, Ph.D.(c)               Director                                               34,200               *

All directors and executive
  officers as a group (10 persons)                                                           3,454,521             2.1%


-----------------

*     Less than 1%.

(a)   Member of Executive Committee of the Board of Directors.

(b)   Member of Audit Committee of the Board of Directors.

(c)   Member of Remuneration and Stock Option Committee of the Board of
      Directors.

(d) Member of Corporate Planning and Structure Committee of the Board of Directors.

(1) Includes outstanding shares and shares issuable upon the exercise of stock options that are exercisable at or within 60 days after July 17, 2000. Does not include shares issuable upon the exercise of stock options that are not exercisable until more than 60 days after July 17, 2000. The shares subject to stock options held by the individuals identified above as of July 17, 2000 consist of the following:

                                                           Number of Shares of Common Stock Subject to Options
                                               Exercisable at or Within                       Not Exercisable Until More
                                                     60 days after                                   Than 60 Days After
                                                     July 17, 2000                                     July 17, 2000
                                                -----------------------                           ----------------------
           Kobi Alexander                               2,682,366                                           2,055,000
           Francis E. Girard                              380,500                                             341,996
           Itsik Danziger                                  41,250                                             497,500
           Dan Bodner                                      52,502                                              50,000
           David Kreinberg                                 13,332                                             153,750
           Zvi Alexander                                   23,000                                              27,000
           John H. Friedman                                37,000                                              27,000
           Sam Oolie                                       21,000                                              27,000
           William F. Sorin                                 7,501                                             166,877
           Shaula A. Yemini, Ph.D.                         25,200                                              27,000
           All directors and executive
             officers as a group                        3,283,651                                           3,373,123


(2) Based on 158,798,616 shares of Common Stock issued and outstanding on July 17, 2000, excluding, except as otherwise noted, shares of Common Stock issuable upon the exercise of outstanding stock options.

(3) Based on Schedule 13G filings with the Securities and Exchange Commission reflecting data as of December 1999.

BACKGROUND OF NOMINEES AND EXECUTIVE OFFICERS

           Kobi Alexander. Mr. Alexander, age 48, is a founder of the Company and has served as Chairman of the Board of Directors of the Company since September 1986, as President and Chief Executive Officer since April 1987 and as a director of the Company since its formation in October 1984. Mr. Alexander also served as Co-Managing Director of the Company's wholly-owned Israeli subsidiary, Comverse Network Systems Ltd. ("CNSL"), from its formation in 1982 until October 1986. From October 1984 to September 1986, Mr. Alexander served as Co-Chairman and Co-Chief Executive Officer of the Company. Prior to the formation of CNSL, in 1980 and 1981, Mr. Alexander served as an independent financial and business consultant to a number of multinational corporations. Between 1978 and 1980, Mr. Alexander worked in the Corporate Finance Department of Shearson Loeb Rhoades (currently Salomon Smith Barney, Inc.). Mr. Alexander received a B.A., magna cum laude, in Economics from the Hebrew University of Jerusalem in 1977, and an M.B.A. in Finance from New York University in 1980. He has served as the Chairman of the High-Tech Research and Development Section of the Israeli Association of Industrialists. Mr. Alexander is also a director of Ulticom, Inc.

           Francis E. Girard. Mr. Girard, age 61, has served as Chief Executive Officer of the Comverse Network Systems Division ("Comverse Network Systems") and a director of the Company since January 1998. From May 1996 to January 1998, he served as President, Chief Executive Officer and a director of Boston Technology, Inc. ("Boston"), a company that was merged into the Company in January 1998. Prior to that, he served as Boston's Executive Vice President of

World Sales. He joined Boston in January 1989 as Senior Vice President of Sales and assumed the position of Senior Vice President and General Manager of North American Markets in January 1994. Previously, he was Vice President of Sales, Marketing and Support of NEC Information Systems, Inc., a U.S. distributor of NEC computers and peripherals, from 1985 to 1989. Mr. Girard served as Director of Marketing for the National Independent Sales Organization and Reseller Marketing Programs at Wang Laboratories, Inc. from 1983 to 1985, in addition to several other sales and marketing management positions. Mr. Girard holds a B.S. degree in Business from Merrimack College.

           Itsik Danziger. Mr. Danziger, age 51, has served as Chief Operating Officer of Comverse Network Systems since January 1998 and additionally as President since May 1999, and as a director of the Company since November 1998. From 1984, Mr. Danziger served in various management positions with the Company, including Vice President, Manager of the Network Systems Division and Manager of research and development. Prior to joining the Company, he was employed for 10 years by Tadiran Ltd. in a variety of technical and managerial capacities. Mr. Danziger received a B.Sc. and M.Sc., cum laude, in Electrical Engineering from the Technion, Israel Institute of Technology, in 1974 and 1984, respectively.

           Dan Bodner. Mr. Bodner, age 41, has served as Chief Executive Officer of the Comverse Infosys Division ("Comverse Infosys") since December 1999. Mr. Bodner has been employed by the Company since 1987 in a variety of executive and managerial capacities, including President of Comverse Infosys and of various subsidiaries in the Infosys Division. From 1986 to 1987, Mr. Bodner was employed as Director of Real-Time Software Development for Contahal Ltd., a subsidiary of Tadiran Ltd. From 1981 through 1985, Mr. Bodner served in the Israeli military. Mr. Bodner received a B.Sc., cum laude, in Electrical Engineering from the Technion, Israel Institute of Technology, in 1981 and an M.Sc., cum laude, in Electrical Engineering from Tel Aviv University in 1987.

           David Kreinberg. Mr. Kreinberg, age 35, has served as Vice President of Finance and Chief Financial Officer of the Company since May 1999. Previously, Mr. Kreinberg served as Vice President of Finance and Treasurer from April 1996 and as Vice President of Financial Planning from April 1994. Mr. Kreinberg is a Certified Public Accountant, and prior to joining the Company he served as a senior manager at Deloitte & Touche LLP. Mr. Kreinberg received a B.S., summa cum laude, in Accounting from Yeshiva University and an M.B.A. in Finance and International Business from Columbia Business School in 1986 and 1990, respectively. Mr. Kreinberg is also a director of Ulticom, Inc.

           Zvi Alexander. Mr. Alexander, age 78, has been a director of the Company since August 1989. Mr. Alexander has been actively engaged in the energy industry for more than 35 years. He served as Chief Executive Officer of the Israeli National Oil Company and its successor from 1966 through 1976, and has subsequently engaged in activities in the energy industry as a consultant and independent entrepreneur. Mr. Alexander is currently Chairman of A&T Exploration Company Ltd. Zvi Alexander is the father of Kobi Alexander and Shaula A. Yemini.

           John H. Friedman. Mr. Friedman, age 47, has been a director of the Company since June 1994. He is the Managing Director of Easton Capital Corp., a private investment firm founded by Mr. Friedman in 1991. From 1989 to 1991, Mr. Friedman was a Managing Director of Security Pacific Capital Investors. Prior to joining that firm, he was a Managing Director of E. M. Warburg, Pincus & Co., Inc., where he was employed from 1981 to 1989. From 1978 to 1980, Mr. Friedman practiced law with the firm of Sullivan & Cromwell in New York City. Mr. Friedman received a B.A., magna cum laude, from Yale University and a J.D. from

Yale Law School. He is a director of Clipserver.com PLC, a media monitoring company.

           Sam Oolie. Mr. Oolie, age 63, has been a director of the Company since May 1986. He has been Chairman and Chief Executive Officer of NoFire Technologies, Inc., a manufacturer of high performance fire retardant products, since August 1995. He has also been Chairman of Oolie Enterprises, an investment company, since July 1985 and a director of CFC Associates, a venture capital firm, since January 1984. He was Chairman of The Nostalgia Network, a cable television network, from April 1987 to January 1990 and was Vice Chairman and director of American Mobile Communications, Inc., a cellular telephone company, from February 1987 to July 1989. From February 1962 to July 1985, Mr. Oolie was Chairman, Chief Executive Officer and a director of Food Concepts, Inc., a provider of food services to institutions and hospitals. Mr. Oolie also serves as a director of NCT Group, formerly Noise Cancellation Technologies, Inc. Mr. Oolie received a B.S. from Massachusetts Institute of Technology in 1958 and an M.B.A. from Harvard Business School in 1961.

           William F. Sorin. Mr. Sorin, age 51, has served as a director and the Corporate Secretary of the Company since its formation in October 1984. He is an attorney engaged in private practice and is general counsel to the Company. Mr. Sorin received a B.A. from Trinity College in 1970 and a J.D., cum laude, from Harvard Law School in 1973. Mr. Sorin is also a director of Ulticom, Inc.

           Shaula A. Yemini, Ph.D. Dr. Yemini, age 52, has served as a director of the Company since August 1997. She is President and Chief Executive Officer of Systems Management Arts Incorporated ("SMARTS"), a developer of automated network problem diagnosis software. Prior to the formation of SMARTS in 1993, Dr. Yemini held various research and managerial positions at International Business Machines Corporation ("IBM") since June 1982, most recently serving as Senior Manager at IBM's T. J. Watson Center, where she built and managed the Distributed Systems Software Technology Department. Prior to that, she taught computer science at the Courant Institute of New York University. Dr. Yemini received a B.Sc. in Mathematics and Physics in 1972 and an M.Sc. in Applied Mathematics, cum laude, in 1974, both from the Hebrew University in Jerusalem, and a Ph.D. in Computer Science from the University of California at Los Angeles in 1980. Dr. Yemini is the sister of Kobi Alexander and the daughter of Zvi Alexander.

COMMITTEES OF THE BOARD OF DIRECTORS

           The Board of Directors has four standing committees. The Executive Committee is empowered to exercise the full authority of the Board of Directors in circumstances when convening the full board is not practicable. The Audit Committee is responsible for reviewing audit procedures and supervising the relationship between the Company and its independent auditors. The Remuneration and Stock Option Committee (the "Remuneration Committee") is responsible for approving compensation arrangements for senior management of the Company and administering the Company's stock option plans. The Corporate Planning and Structure Committee reviews and makes recommendations to the board concerning issues of corporate structure and planning, including the formation and capitalization of subsidiaries of the Company, the structure of acquisition transactions, the terms of any stock options and other compensation arrangements in respect of subsidiaries of the Company, situations that might involve conflicts of interest relative to the Company and its subsidiaries and the terms of significant transactions between the Company and its subsidiaries.

           During the year ended January 31, 2000, there were six meetings of the Board of Directors of the Company, one meeting (and one written action in lieu of meeting) of the Remuneration Committee, and one meeting of the Audit

Committee. Each member of the Board of Directors attended at least 75% of the meetings of the Board of Directors and of each Committee of which he was a member during the year.

EXECUTIVE COMPENSATION

           The following table presents summary information regarding the compensation paid or accrued by the Company for services rendered during the fiscal year ended December 31, 1997, the one month transition period ended January 31, 1998, and the fiscal years ended January 31, 1999 and 2000 by certain of its executive officers:

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                      ANNUAL COMPENSATION                       STOCK
      NAME AND                          PERIOD                                                 OPTION                  ALL OTHER
PRINCIPAL POSITION                      ENDING             SALARY(1)         BONUS(2)          GRANTS(3)         COMPENSATION(3)(4)
-------------------------------         ------           --------           ------             ------              ----------------
Kobi Alexander                         Jan. 2000         $     642,000     $    4,682,178          630,000          $    1,120,867
President, Chief Executive             Jan. 1999         $     350,300     $    3,446,393          750,000          $      431,128
Officer and Chairman of                Jan. 1998         $      29,192                  -        1,500,000          $       15,771
the Board of Directors                 Dec. 1997         $     370,458     $    1,344,150          450,000          $      249,661

Carmel Vernia(5)                       Jan. 2000         $     159,043                  -                -          $       37,116
Chief Operating Officer;               Jan. 1999         $     158,248     $      170,000                -          $       37,699
Chief Executive Officer,               Jan. 1998         $      12,356                  -          187,500          $        2,985
Comverse Infosys                       Dec. 1997         $     150,162     $      150,000          105,000          $       36,048

Francis E. Girard(6)                   Jan. 2000         $     385,008     $      125,000                -          $       26,000
Chief Executive Officer,               Jan. 1999         $     385,008     $      286,233                -          $       26,000
Comverse Network Systems               Jan. 1998         $      32,083                  -          450,000          $        2,000
                                       Dec.1997(7)       $     330,007     $      291,250                -          $       24,000

Itsik Danziger                         Jan. 2000         $     166,237     $      379,500          160,000          $       38,872
Chief Operating Officer,               Jan. 1999         $     151,101     $      286,233          150,000          $       36,147
Comverse Network Systems               Jan. 1998         $      10,919                  -          375,000          $        2,181
                                       Dec. 1997         $     132,701     $      167,928          150,000          $       32,082

David Kreinberg                        Jan. 2000         $     160,000     $      100,000           75,000          $       10,080
Vice President of Finance
and Chief Financial Officer(8)


Igal Nissim                            Jan. 1999         $     105,976     $       36,775                -          $       25,237
Chief Financial Officer(9)             Jan. 1998         $       8,333                  -           75,000          $        1,972
                                       Dec. 1997         $     101,272     $       27,800           15,000          $       24,277


-------------------
                                                     /footnotes on next page /

                                               /footnotes from previous table/


(1)   Includes salary and payments in lieu of earned vacation.

(2) Includes bonuses accrued for services performed in the year indicated, regardless of the year of payment.

(3)   See also "Options to Purchase Subsidiary Shares."

(4) Consists of miscellaneous items not exceeding $50,000 in the aggregate for any individual, including premium payments and contributions under executive insurance and training plans, 401(k) matching payments and, in the case of Mr. Alexander, $277,779, $250,441, $7,773 and $211,750 accrued in the years ended January 31, 2000 and 1999, the month of January 1998 and the year ended December 31, 1997, respectively, for payments due on termination of employment pursuant to the terms of his employment agreements with the Company and $825,000 and $125,000 paid in the years ended January 31, 2000 and 1999, respectively, in premiums for "split dollar" life insurance for the benefit of Mr. Alexander, which premiums are required to be refunded to the Company out of benefit payments or cash surrender value under the associated policies.

(5) Mr. Vernia served as Chief Operating Officer of the Company during the periods indicated and as Chief Executive Officer of Comverse Infosys, Inc. through December 1999. Mr. Vernia resigned from the Company effective April 2000 upon his appointment to the position of Chief Scientist of the State of Israel.

(6) Mr. Girard began serving as Chief Executive Officer of Comverse Network Systems, effective January 1998. Previously, from May 1996, Mr. Girard served as President and Chief Executive Officer of Boston.

(7) Boston had a January 31 fiscal year. Accordingly, the information presented for Mr. Girard is for the 11 months ended December 31, 1997.

(8) Mr. Kreinberg was promoted to Chief Financial Officer of the Company effective May 1999.

(9) Mr. Nissim served as Chief Financial Officer of the Company until May 1999. He currently serves as Chief Financial Officer of Comverse Infosys, Inc.

           The following table sets forth information concerning options granted during the year ended January 31, 2000 to the executive officers of the Company identified above under its employee stock option plans:


                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL REALIZABLE VALUE
                                                                                               ASSUMED ANNUAL RATES OF
                                                                                               STOCK PRICE APPRECIATION
                                                 INDIVIDUAL GRANTS                                  FOR OPTION TERM*
                      ------------------------------------------------------------------    ------------------------------
                                      PERCENT OF
                                         TOTAL
                      NUMBER OF        OPTIONS         EXERCISE
                       SHARES         GRANTED TO        PRICE
                      SUBJECT TO      EMPLOYEES          PER              EXPIRATION
NAME                    OPTION         IN PERIOD        SHARE                DATE                 5%               10%
------------------    ---------       -----------      --------       ------------------       -------           -------
Kobi Alexander         630,000            7.3%          $46.50         October 18, 2009     $ 18,423,468    $  46,688,685
Carmel Vernia                -              -             -                           -                -                -
Francis E. Girard            -              -             -                           -                -                -
Itsik Danziger         160,000            1.8%          $46.50         October 18, 2009     $  4,678,976    $  11,857,444
David Kreinberg         75,000            0.9%          $46.50         October 18, 2009     $  2,193,270    $   5,558,177
------------------


        * Represents the gain that would be realized if the options were held for their entire ten-year term and the value of the underlying shares increased at compounded annual rates of 5% and 10% from the fair market value at the date of option grants.


           The options have a term of ten years and become exercisable and vest in equal annual increments over the period of four years from the year of grant. The exercise price of the options is equal to the fair market value of the underlying shares at the date of grant.

           The following table sets forth, as to each executive officer identified above, the shares acquired on exercise of options during the year ended January 31, 2000, value realized, number of unexercised options held at January 31, 2000, currently exercisable and subject to future vesting, and the value of such options based on the closing price of the underlying shares on the NASDAQ National Market System at that date, net of the associated exercise price.

                    OPTION EXERCISES AND YEAR-END VALUE TABLE

        AGGREGATE OPTION EXERCISES IN THE YEAR ENDED JANUARY 31, 2000 AND
                VALUE OF UNEXERCISED OPTIONS AT JANUARY 31, 2000

                        SHARES                             NUMBER OF UNEXERCISED                      VALUE OF UNEXERCISED
                       ACQUIRED                                OPTIONS HELD                           IN-THE-MONEY OPTIONS
                          ON         VALUE                 AT JANUARY 31, 2000                     HELD AT JANUARY 31, 2000
                                                           -------------------                     ------------------------
NAME                   EXERCISE    REALIZED            EXERCISABLE     UNEXERCISABLE           EXERCISABLE       UNEXERCISABLE
----                   --------    --------            -----------     -------------           -----------       -------------
Kobi Alexander         445,380    $  16,346,799         2,844,866          2,242,500         $  184,353,886    $   114,114,191
Carmel Vernia          582,500    $  32,333,123           235,000            311,250         $   14,034,267    $    18,662,415
Francis E. Girard      231,826    $   7,720,995           400,500            439,496         $   24,172,880    $    26,995,855
Itsik Danziger         183,750    $   8,021,619           146,250            538,750         $    8,911,481    $    26,967,572
David Kreinberg         53,880    $   1,891,776            26,952            170,832         $    1,653,126    $     7,770,972


           See "Options to Purchase Subsidiary Shares" for information regarding the grant to certain executive officers of options to purchase shares of subsidiaries of the Company.


EMPLOYMENT AGREEMENTS

           Mr. Alexander serves as Chairman of the Board, President and Chief Executive Officer of the Company under an agreement extending through January 31, 2004 at a current base annual salary of $630,000. Pursuant to the agreement, Mr. Alexander received bonus compensation of $4,682,178 for services rendered during the year ended January 31, 2000 and is entitled to receive bonus compensation in succeeding years in an amount to be negotiated annually, but not less than 2.75% of the Company's consolidated after tax net income in each year, determined without regard to the bonus and any acquisition-related expenses and charges. Mr. Alexander also receives various supplemental medical, insurance and other personal benefits from the Company under the terms of his employment, including the use of an automobile leased by the Company.

           Following termination or expiration of the term of employment, Mr. Alexander is entitled to receive a severance payment equal to $112,736 times the number of years from the beginning of his employment with the Company, the amount of which payment increases at the rate of 10% per annum compounded for each year of employment following December 31, 2000, plus continued fringe benefits for three years and insurance coverage for up to 10 years. If Mr. Alexander's employment is terminated by the Company without "cause", or by Mr. Alexander for "good reason" (as those terms are defined in the agreement), he is entitled to additional payments attributable to the salary, bonus and the monetary equivalence of other benefits which he otherwise would have expected to receive for a period of three years or the balance of the agreement term, whichever is longer. If such termination occurs following a change in control of the Company, the required additional payment is three times Mr. Alexander's annual salary and bonus, and he is additionally entitled to the accelerated vesting of all retirement benefits and stock options, and payments sufficient to reimburse any associated excise tax liability and income tax resulting from such reimbursement. The agreements also provide for Mr. Alexander to receive options entitling him to purchase 7-1/2% of the equity of Comverse's subsidiaries, other than Comverse Network Systems, Inc., at prices equal to the higher of the book value of the underlying shares at the date of option grant or the fair market value of such shares at that date determined on the basis of an arms'-length transaction with a third party or, if no such transactions have occurred, on a reasonable basis as determined by the Board of Directors. These options, as well as any options granted Mr. Alexander under the Company's stock option or stock incentive plans, become fully vested, exercisable and nonforfeitable in the event of a change in control of the Company, the termination of Mr. Alexander's employment by the Company without cause or by Mr. Alexander for good reason, or Mr. Alexander's death or disability.

           Mr. Alexander serves as Chairman of the Board of CNSL at a current basic compensation of $3,500 per month. CNSL has also agreed to reimburse Mr. Alexander for certain business-related expenses, to provide him with the use of an automobile owned or leased by CNSL, and to pay certain amounts for his account into defined contribution insurance and training funds in Israel. CNSL is also required to pay any taxes incurred by Mr. Alexander in respect of benefits provided to him under the agreement and certain professional fees incurred for the benefit of Mr. Alexander. In the event that CNSL unilaterally terminates or fundamentally breaches the agreement, it must pay, as liquidated damages, an amount equal to the basic compensation due for the remainder of the term of the agreement plus an amount equal to the present value of all non-monetary benefits under the agreement. The present value of the non-monetary benefits under the agreement is not readily determinable but is estimated at approximately 25% of such salary.

           Mr. Girard is employed by the Company pursuant to an employment agreement providing for his services in the capacity of Chief Executive Officer of Comverse Network Systems for a three year term commencing January 14, 1998. The agreement provides Mr. Girard an annual base salary of $385,000 (subject to periodic review), a bonus which is to be based on goals for Mr. Girard and Comverse Network Systems (not to exceed Mr. Girard's annual base salary), and an expense stipend and generally available fringe benefits. Mr. Girard is entitled to a payment equal to one year of his base salary (plus accrued bonuses) in the event that his employment is terminated without cause.

           Mr. Danziger is employed as President and Chief Operating Officer of Comverse Network Systems under an agreement providing for a base monthly salary at a current rate of 61,000 Israeli shekels, subject to Israeli statutory cost of living adjustment (resulting in a current annual salary equal to approximately $179,000) and an annual bonus which is based on goals for Mr. Danziger and Comverse Network Systems. Mr. Danziger is entitled to receive various insurance and supplemental benefits and the use of an automobile owned or leased by the Company.

           Mr. Kreinberg is employed as Vice President of Finance and Chief Financial Officer of the Company under an agreement providing for an annual salary of $180,000 and an annual bonus which is based on goals for Mr. Kreinberg. Mr. Kreinberg is entitled to receive various insurance and supplemental benefits and the use of an automobile owned or leased by the Company.


COMPENSATION OF DIRECTORS

           Each director who is not an employee of the Company or otherwise compensated by the Company for services rendered in another capacity, and whose position on the Board of Directors is not attributable to any contract between the Company and such director or any other entity with which such director is affiliated, receives compensation in the amount of $2,750 for each meeting of the Board of Directors and of certain committees of the Board of Directors attended by him during the year. Each of such eligible directors is also entitled to receive an annual stock option grant under the Company's Stock Option Plans entitling him to purchase 27,000 shares of common stock at a price per share equal to the fair market value of the common stock as reported on the NASDAQ System on the date two business days after the publication of the audited year-end financial statements of the Company. Such options are subject to forfeiture to the extent of 5,400 shares per meeting in the event that the option holder, during the year of grant, fails to attend at least five meetings of the Board of Directors and any of its committees of which the option holder is a member. Each director who resides outside of the United States and is not an officer or employee of the Company is entitled to reimbursement of expenses incurred for attendance at meetings of the Board, up to the amount of $2,000 for each meeting attended.


SEVERANCE BENEFITS FOLLOWING A CHANGE IN CONTROL

           The Company has instituted severance benefits arrangements for eligible employees, other than the President and Chief Executive Officer (whose benefits are described above), due in the event of the termination of employment, within two years following a change in control of the Company, either by the Company without cause or by an employee under specified circumstances. Key executives, as designated from time to time by the Remuneration Committee, are generally entitled to receive (a) payment of salary and pro-rated bonus through the date of termination (computed at the rates then in effect or, if higher, during specified periods prior to the date of change in control), (b) an additional payment equal to the sum of annual salary and bonus (as so computed), (c) the accelerated vesting of all stock options and retirement benefits, (d) continuation for one additional year of certain employment-related benefits and (e) in the discretion of the Remuneration Committee, a payment in an amount necessary to discharge without cost to the employee any excise tax imposed in respect of the payments due under the severance arrangement. Other employees are generally entitled to receive, in the event of the involuntary termination of their employment, (a) payment of their then current salary through the date of termination, (b) an additional payment equal to one month of salary for each year of employment with the Company, up to twelve, prior to termination, (c) the accelerated vesting of stock options and retirement benefits and (d) continuation of certain employment-related benefits.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           Kobi Alexander, President, Chairman of the Board and Chief Executive Officer of the Company, serves as a member of the Board of Directors of SMARTS, Dr. Shaula A. Yemini, President and Chief Executive Officer of SMARTS and Mr. Alexander's sister, is a director of the Company and a member of the Remuneration Committee.

OPTIONS TO PURCHASE SUBSIDIARY SHARES

           The President and Chief Executive Officer of the Company holds options to purchase shares of certain subsidiaries of the Company as set forth under "Employment Agreements," above. In addition, other employees, including certain executive officers of the Company, have been granted options to acquire shares of certain subsidiaries and affiliates of the Company, other than Comverse Network Systems. Such option awards are not tied to the performance of the respective subsidiaries or affiliates, but are intended to incentivize employees in the units in which they are employed and for which they have direct responsibility. The amount of shares issuable upon exercise of such options varies among the subsidiaries and affiliates affected, not exceeding in any instance 20% of the shares outstanding assuming exercise in full. These options have terms ranging up to 15 years and become exercisable and vest over various periods ranging up to seven years from the date of initial grant. The exercise price of each option is equal to the higher of the book value of the underlying shares at the date of grant or the fair market value of such shares at that date determined by the Board of Directors of the applicable subsidiary or by a committee of the Board of Directors of the Company. During the year ended January 31, 2000, options to purchase 1,227,263 and 32,727 shares of the Company's Ulticom, Inc. subsidiary were exercised by Messrs. Alexander and Kreinberg, respectively, at an exercise price of $0.622 per share.

           These options (and any shares received by the holders upon exercise) provide the option holders with a potentially larger equity interest in the respective subsidiaries and affiliates than in the Company, which, under certain circumstances, could cause the option holders' interests to conflict with those of the Company's shareholders generally.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           The Company paid or accrued legal fees to William F. Sorin, a director of the Company, in the amount of $316,294 for legal services rendered to the Company during the year ended January 31, 2000.

REPORT OF THE REMUNERATION AND STOCK OPTION COMMITTEE
CONCERNING EXECUTIVE COMPENSATION

           The principal components of the Company's executive compensation arrangements are base salary, cash bonus awards and stock options. Compensation arrangements for senior management personnel in certain instances include a performance-based component as well as discretionary bonus awards.

           Salary levels throughout the organization are reviewed annually, and are adjusted periodically when the Company believes that adjustment is required, taking into account competitive factors in the industries and locations of the Company's activities. In establishing compensation levels throughout the organization, the Company relies to a significant extent on its direct experience in the recruitment of personnel as well as reported compensation levels of senior management of other, similarly situated companies. Supplemental cash bonus awards are made periodically to reflect superior performance by individual employees, in accordance with recommendations by senior management, and in certain instances in accordance with formulas based on the profitability of the Company or its individual business units.

           Historically, employees of the Company have benefited from the Company's practice of awarding stock options to personnel throughout the organization, and the resulting value associated with the increase in the market price of the Company's shares. The Board of Directors believes that equity-based incentive arrangements, such as employee stock options and employee stock purchase plans, are among the most effective means available to the Company of aligning the interests of employees with the objectives of shareholders generally, and of building their long term commitment to the organization. The Company emphasizes stock option awards as an essential element of the remuneration package available to its executives and employees. Stock options typically vest in increments over a number of years to encourage long-term commitment to the Company by the grantees.

           The Company has also adopted the practice of awarding to key executives and other employees options entitling them to acquire shares of certain of the Company's subsidiaries and affiliates, as a means of providing incentives directly tied to the performance of those business units with which the recipients are directly involved. (See "Options to Purchase Subsidiary Shares"). These options (and any shares received by the holders upon exercise) provide the option holders with a potentially larger equity interest in the respective subsidiaries and affiliates than in the Company, which, under certain circumstances, could cause the option holders' interests to conflict with those of the Company's shareholders generally.

           The Company considers both available competitive data and subjective performance evaluations in determining the number of options to grant to its officers and key employees. During the year ended January 31, 2000, the Company granted option to purchase an aggregate of 8,463,306 shares of Common Stock, including options to purchase an aggregate of 865,000 shares awarded to executive officers of the Company.

           Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's five most highly paid executive officers. Certain performance-based compensation that has been approved by stockholders is not subject to the deduction limit. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

           Mr. Alexander has served as President and Chief Executive Officer of the Company since 1987 under agreements providing for fixed annual salary, bonus compensation and employment-related benefits. The terms of Mr. Alexander's employment agreements, as currently in effect, are described above.

           The terms of Mr. Alexander's employment have been established by direct negotiation between Mr. Alexander and the Remuneration Committee. In approving such terms, the Remuneration Committee has taken into account compensation levels of chief executive officers of other publicly-held companies and the success achieved by the Company throughout the period that Mr. Alexander has served as Chief Executive Officer, as reflected by the significant growth in the Company's annual revenues, net income, earnings per share, assets and stockholder's equity over the period extending from December 1995 through the year ended January 31, 2000:

                                          Compounded Annual Rate of Growth
                                        December 1995 Through January 31, 2000
                                        --------------------------------------

   Revenues                                                 37%
   Net Income                                              187%
   Earnings Per Share (Diluted)                            162%
   Stockholders' Equity                                     41%
   Assets                                                   44%

The Company's achievements under Mr. Alexander`s leadership were acknowledged during the past year in the Company's rankings at number 6 of the "Barron's 500" list, number 11 of the "Business Week 50" and number 16 of the "Infotech 100" in the 1999 Information Technology Annual Report of Business Week, and its addition to the "NASDAQ 100" company index. Mr. Alexander was ranked at number 12 by Chief Executive magazine among chief executive officers of the 1,000 largest United States corporations based on its criteria for creation of wealth for shareholders.

                                    THE REMUNERATION AND STOCK OPTION COMMITTEE

                                        John H.  Friedman, Chairman
                                        Sam Oolie
                                        Shaula A. Yemini Ph.D.



STOCK PERFORMANCE GRAPH

           The following table compares the five year cumulative return on a hypothetical investment in Comverse Technology, Inc. (CMVT), the S&P 500 Index and the S&P Technology 500 Index, assuming an investment of $100 on January 31, 1995 and the reinvestment of any dividends.

                          Total Return To Shareholder's
                         (Dividends reinvested monthly)


                                          ANNUAL RETURN PERCENTAGE
                                                Years Ending

Company / Index               Jan96     Jan97      Jan98    Jan99     Jan00
----------------------------------------------------------------------------
COMVERSE TECHNOLOGY INC       56.56     132.27    -25.14    149.35    156.03
S&P 500 COMP-LTD              38.67      26.34     26.91     32.49     10.35
TECHNOLOGY-500                48.11      54.85     20.85     87.08     38.79



                                           INDEXED RETURNS
                         Base             Years Ending
                         Period
Company / Index          Jan95   Jan96    Jan97     Jan98     Jan99     Jan00
------------------------------------------------------------------------------
COMVERSE TECHNOLOGY INC   100    156.56   363.64    272.22    678.79    1737.89
S&P 500 COMP-LTD          100    138.67   175.19    222.33    294.57     325.05
TECHNOLOGY-500            100    148.11   229.34    277.15    518.50     719.63

                PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

ELECTION OF DIRECTORS

           It is the intention of the Board of Directors to nominate at the Annual Meeting each of the individuals named below for election as the Board of Directors of the Company until the next Annual Meeting of Shareholders and the election of their qualified successors, or their earlier resignation or removal. In the event that any of such nominees should become unwilling or unable to stand for election at the Annual Meeting for any reason, at present unknown, it is intended that votes will be cast pursuant to the accompanying proxy for such substitute nominee or nominees as the Board of Directors may designate.

           Kobi Alexander                 Zvi Alexander                 Itsik Danziger                John H. Friedman
           Francis E. Girard              Sam Oolie                     William F. Sorin              Shaula A. Yemini Ph.D.


           The election of directors will be made by plurality of votes cast at the Annual Meeting, with the eight nominees receiving the greatest number of votes being elected. THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION AT THE ANNUAL MEETING OF THE EIGHT INDIVIDUALS NAMED ABOVE.


AMENDMENT OF CERTIFICATE OF INCORPORATION
TO INCREASE AUTHORIZED COMMON STOCK

           The Board of Directors has approved, and recommends to the shareholders for approval at the Annual Meeting, an amendment of the Certificate of Incorporation of the Company to increase from to 300,000,000 to 600,000,000 the aggregate number of authorized shares of the Company's Common Stock.

           The proposed amendment would revise Article FOURTH of the Certificate of Incorporation to read in its entirety as follows:

           "The total number of shares of stock which the Company is authorized to issue is six hundred two million, five hundred thousand (602,500,000) shares, of which six hundred million (600,000,000) shares shall be denominated Common Stock, having a par value of ten cents ($0.10) per share, and two million, five hundred thousand (2,500,000) shares shall be denominated Preferred Stock, having a par value of one cent ($0.01) per share. Preferred Stock may be issued in one or more series with such designations, relative rights, preferences and limitations as may be fixed from time to time by the Board of Directors of the Company. Except as may be specifically provided in the resolution or resolutions authorizing issuance of Preferred Stock, no holders of capital shares of the Company, by reason of the ownership thereof, shall have any preemptive rights to subscribe for, purchase or otherwise acquire any securities of the Company."


           The Board of Directors believes that it is in the best interest of the Company and its shareholders to have available additional shares of Common Stock for general corporate purposes, including such purposes as potential corporate acquisitions, raising of additional capital, stock dividends and equity-based compensation for employees. The Company believes that there exist attractive opportunities to expand its business in a cost-effective manner through acquisitions, and the Company regularly evaluates acquisition opportunities and engages in discussions with possible acquisition candidates. The Company believes that its ability to issue Common Stock in connection with potential corporate acquisitions, both in consideration for acquired businesses and to have available for issuance under equity incentive plans of any acquired companies, increases its ability to structure and negotiate transactions that may benefit the shareholders of the Company and to effectuate such transactions in the most cost-effective manner. In particular, the Company would be required to issue Common Stock in order to effectuate acquisitions to be accounted for on a pooling of interests basis or to be structured as tax-free reorganizations. The Company effected a two-for-one stock split (in the form of a 100% stock dividend) in April 2000, and believes that similar capital adjustments may be beneficial in the future depending on the trading price of the Common Stock and general market conditions. Additional authorized shares would increase the ability of the Company to effect future stock dividends in meaningful amounts.

           The authorization of additional Common Stock will not, by itself, have any effect on the rights of holders of the currently outstanding Common Stock. However, any issuance of additional Common Stock could, depending on the circumstances, affect the existing holders of Common Stock by diluting per share earnings and voting power of the outstanding Common Stock. The availability of additional Common Stock could also enable the Company to dilute the interests of others that might seek to acquire the Company, thereby rendering such an acquisition less likely and impairing the ability of shareholders of the Company to realize any premium over the market value of their shares that might otherwise be offered in an acquisition transaction.

           Adoption of this proposed amendment requires the affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSAL.


ADOPTION OF THE 2000 STOCK INCENTIVE COMPENSATION PLAN

INTRODUCTION

           The Board of Directors has approved the 2000 Stock Incentive Compensation Plan (the "Incentive Plan") and has recommended that the Incentive Plan be submitted to the shareholders for adoption at the Annual Meeting. The purposes of the Incentive Plan are to attract, retain and motivate directors and key employees, to align their respective interests with shareholders' interests through equity-based compensation and to permit the granting of awards that will constitute performance-based compensation for certain executive officers under
Section 162(m) of the Code. Shareholder approval is required in order for the Incentive Plan to meet the requirements of Section 162(m) of the Code, for ISOs (as hereinafter defined) to meet the requirements of Code Section 422 and for Common Stock issued under the Incentive Plan to be approved for trading on the NASDAQ National Market System. As of June 30, 2000, only 213,834 shares of Common Stock are available for the grant of options under the Company's existing stock option plans.

           Adoption of this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy, and entitled to vote, at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSAL.

SUMMARY OF THE INCENTIVE PLAN

           The following summary of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached as

Annex I to this Proxy Statement. Capitalized terms not otherwise defined in this summary have the meanings given to them in the text of the Incentive Plan.

           Administration. The Incentive Plan shall be administered by the Remuneration Committee, which will consist of at least three directors who are intended to be "non- employee directors" as defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code. The Remuneration Committee has the authority to determine the Award (as defined below) recipients, the timing of Awards and the type, size and terms of each Award. It also has the authority to construe, interpret and implement the Incentive Plan, including prescribing rules thereunder.

           Shares Available Under the Incentive Plan. Under the Incentive Plan, the Company may issue an aggregate of not more than 9,000,000 shares of Common Stock. In addition, shares of Common Stock covered by Awards that have expired, terminated or been canceled or forfeited, other than by exercise or vesting, may be reissued under the Incentive Plan.

           Eligibility. Awards under the Incentive Plan may be made to any employee of the Company or any of its subsidiaries or affiliates whom the Remuneration Committee selects (each, a "Plan Participant"). For this reason, it is not possible to determine the benefits or amounts that will be received by any particular employee or group of employees in the future. However, the maximum number of shares of Common Stock subject to an Award that may be granted to any eligible employee shall not exceed 1,000,000 during any calendar year (the "Individual Limit"). As of June 30, 2000, the Company estimates that there were approximately 5,100 employees of the Company eligible to receive Awards under the Incentive Plan.

           In addition, in each fiscal year, each member of the Board of Directors who is not an employee of the Company or its subsidiaries, who does not receive compensation from the Company or its subsidiaries in any capacity other than as a director and whose membership on the Board of Directors is not attributable to any contract between the Company and such director or any other entity with which such director is affiliated (an "Eligible Director") shall receive a Nonqualified Option (as described herein) to purchase 27,000 shares of Common Stock at an exercise price per share equal to the Fair Market Value of a share of Common Stock as of the date two business days after the publication of the audited year-end financial results of the Company for the immediately preceding year.

           Awards Under the Incentive Plan. The Incentive Plan provides, in general, for grants of incentive stock options described in Code Section 422 ("ISOs"), options to acquire Common Stock not described in Code Section 422 ("Nonqualified Options", and, together with ISOs, "Options"), stock appreciation rights (which may or may not be connected to Options) ("SARs"), restricted stock ("Restricted Stock") and deferred stock ("Deferred Stock") (each of the foregoing grants, an "Award"). Awards may be granted alone or in tandem, and on such terms and conditions as the Remuneration Committee determines, subject to certain limitations contained in the Incentive Plan.

           Options and SARs. Unless the applicable Award provides otherwise, no Option may be transferred, pledged or otherwise conveyed by a Plan Participant. An Option shall be exercisable during such period as the Remuneration Committee determines. Options may contain restrictions on the transferability of, and impose forfeiture conditions on, the Common Stock acquired by the Plan Participant upon exercise.

           To exercise an Option or SAR, the Plan Participant must notify the Company on such form and in such manner as the Remuneration Committee may prescribe. Unless the applicable Award certificate otherwise provides or the

Remuneration Committee otherwise determines, any notice of exercise of an Option must be accompanied by payment in full of the purchase price for the shares being purchased. Payment of an Option's exercise price may be made in any combination of the following: (i) cash or personal check; (ii) if and to the extent authorized by the Remuneration Committee, in shares of Common Stock owned by the Plan Participant; (iii) if and to the extent authorized by the Remuneration Committee, in shares of Restricted Stock, in which case the Common Stock to which the Option relates shall be subject to the same restrictions originally imposed on the Restricted Stock exchanged therefor; and (iv) any other method authorized by the Remuneration Committee.

           Unless the applicable Award certificate provides otherwise, an SAR connected to an Option shall be exercisable at any time that the related Option may be exercised. Unrelated SARs shall become and remain exercisable under such terms as the Remuneration Committee determines. Upon exercise of an SAR, a Plan Participant will receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the exercise date over the Option exercise price (in the case of a related SAR) or appreciation base (in the case of an unrelated
SAR), multiplied by the number of shares of Common Stock in respect of which the SAR is exercised. Payment to a Plan Participant upon exercise of an SAR shall be made in cash, Restricted Stock or Deferred Stock (Restricted Stock or Deferred Stock to be valued at Fair Market Value (as defined below) as of the exercise date), as the Remuneration Committee determines. The exercise of SARs connected to an Option results in the reduction of the number of shares subject to the connected Options to the extent of such exercise.

           The exercise price of Incentive Stock Options must not be less than the price of a share of Common Stock on the NASDAQ National Market System ("Fair Market Value") on the grant date. As of July 17, 2000, the closing price of Common Stock as reported on the NASDAQ National Market System was $100.125 per share. The exercise price of an ISO granted to an employee who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary ("Ten-Percent Shareholder") shall be no less than 110% of the Fair Market Value of a share of Common Stock on the date of grant. In certain instances, the Remuneration Committee may provide for a lower exercise price of Nonqualified Options or appreciation base of SARs. For Awards covering up to five percent of the total shares reserved for issuance under the Incentive Plan ("Unrestricted Awards"), the Remuneration Committee may establish such exercise price or appreciation base in its discretion. For other awards, the exercise price or appreciation base may be set at a discount of up to 15% from Fair Market Value at the date of grant if the discount is expressly granted in lieu of a reasonable amount of salary or cash bonus. No Option or SAR shall remain exercisable for more than 10 years after the grant date; provided that an ISO granted to a Ten-Percent Shareholder shall remain exercisable for no more than five years after the grant date.

           Deferred Stock and Restricted Stock. Deferred Stock Awards are general unsecured obligations of the Company to deliver a specified number of shares of Common Stock at the end of a specified deferral period. Restricted Stock Awards are grants of shares of Common Stock that are subject to forfeiture upon the happening of specified events.

           The Remuneration Committee shall determine the number of shares of Common Stock subject to a Deferred Stock Award, the number of shares of Restricted Stock to be delivered to Plan Participants and the applicable restrictions and the conditions under which the deferral period ends and the applicable restrictions lapse. With the exception of Unrestricted Awards, the applicable deferral period or term of restrictions shall be at least three years (or one year if the Award is performance based), with acceleration permitted in limited circumstances.

           The delivery of Deferred Stock and the vesting of Restricted Stock may be conditioned upon the completion of a period of employment with the Company, the attainment of performance goals or such other conditions as the Remuneration Committee determines. Unless an Award otherwise provides, a Plan Participant may vote and receive dividends on Restricted Stock and will be credited with dividend equivalents on Deferred Stock. Dividends credited to Plan Participants on Deferred Stock Awards will be subject to the same conditions as applicable to the Awards themselves.

           Section 162(m) Awards. In the Remuneration Committee's discretion, any Award may be designated a Section 162(m) Award. A Section 162(m) Award is an Award under which all payments are intended to constitute qualified performance-based compensation which, if received by an employee (a "Section 162(m) Covered Employee") covered by Section 162(m) of the Code ("Section 162(m)") (generally, the Company's Chief Executive Officer and four other highest paid executive officers), would be excluded from the Section 162(m) limit on deductibility.

           Section 162(m) Awards will be earned upon the attainment of one or more objective performance goals established by the Remuneration Committee not later than 90 days after the start of the period of service to which the goals relate, based upon one or more of the following business criteria applicable to the Plan Participant, a business segment or the Company as a whole: earnings per share; Common Stock price per share; return on average equity, assets or investments; pre-tax income; net revenue; net income; book value per share; earnings available to the Company stockholders; market share; operating income; cash flow; and costs. Section 162(m) Awards may also consist of Options and SARs granted with an exercise price or appreciation base, as the case may be, not less than the Fair Market Value of a share of Common Stock, on the grant date. The Remuneration Committee will not grant a Section 162(m) Award prior to shareholder approval of the Incentive Plan. The failure, however, of any Section 162(m) Award to meet the requirements of Section 162(m) shall not invalidate such Award provided such Award meets the otherwise applicable provisions of the Incentive Plan.

           When establishing the thresholds and targets that constitute the performance goals and the amounts (which may be denominated in shares of Common Stock or cash) payable to a Plan Participant on attainment of the goals, the Remuneration Committee may specify that the Section 162(m) Award will be earned if the applicable target is achieved for one goal, one of a number of goals or more than one goal. The Remuneration Committee may also specify that a Section 162(m) Award will be earned in full only upon the attainment of a specified performance goal or goals, or will vary based upon different levels of achievement of a goal or goals.

           After the end of each measuring period, the Remuneration Committee shall certify whether the applicable performance targets have been met for each
Section 162(m) Award (other than an Option or SAR) and determine the amount available to vest, become exercisable or be delivered or paid under each such award. In its discretion, the Remuneration Committee may reduce such amount based on factors it determines appropriate, such as the pay practices of competitors or individual, the Company or business segment performance.

           In any calendar year, the maximum number of shares of Common Stock a Plan Participant may be awarded under an Award shall not exceed the Individual Limit.

           General. Whether an Award is denominated in whole or in part by reference to shares of Common Stock, the Remuneration Committee may provide that it may be paid at the election of the Remuneration Committee with the Plan Participant's consent in whole or in part in Common Stock, Restricted Stock or Deferred Stock. With respect to any dividend or distribution on shares of Common Stock corresponding to an Award other than an Option or SAR, the Remuneration

Committee may authorize current or deferred payments (payable in cash or Common Stock or a combination thereof) or appropriate adjustments to the outstanding Award to reflect such dividend or distribution, including the reinvestment of dividends into additional shares of Common Stock or stock units. The Remuneration Committee may cancel any Award and issue a new Award in substitution therefor upon such terms as the Remuneration Committee determines.

           Change in Control. Upon the occurrence of any "change in control" of the Company (as defined in the Incentive Plan) that is not approved by the Board of Directors, all outstanding Options and SARs shall vest and become exercisable, all Deferred Stock shall be vested and deliverable and all Restricted Stock shall vest and be nonforfeitable. In the event of any "change in control" of the Company that is approved by the Board of Directors, the Remuneration Committee shall have the discretion to accelerate the vesting of outstanding Awards, to cash out the value of outstanding Options or to require the acquiror to assume outstanding Options. See also "Executive Compensation - Employment Agreements" and "- Severance Benefits Following a Change in Control."

           No Stockholder Rights. Except as an Award otherwise provides, no Plan Participant shall have any rights as a Company stockholder with respect to any Common Stock subject to the Award until the issuance of a stock certificate therefor to the Plan Participant. Nothing in the Incentive Plan or in any Award shall confer upon any person the right to continue in the employment or other service of the Company.

           Adjustments. The Remuneration Committee may make equitable adjustment to the following for any change in the issued number of shares of Common Stock resulting from the subdivision or combination thereof or other capital adjustments, or the payment of a stock dividend, or other change in the Common Stock effected without receipt of consideration by the Company: (i) the number of shares of Common Stock subject to Awards and/or that may be issued pursuant to Awards; (ii) the maximum number of Awards that may be granted to any one person in any period; (iii) the maximum number of shares of Common Stock that may be paid pursuant to a Section 162(m) Award; and (iv) the exercise price of Options and the appreciation base price of SARs.

           Amendment; Termination. The Board of Directors may from time to time in its discretion amend or terminate the Incentive Plan; provided that no such amendment or termination shall be made without stockholders' approval to the extent that it changes the class of eligible employees, modifies the Individual Limit or the categories of Section 162(m) performance goals described herein, or otherwise constitutes a material amendment of the plan, and provided that no amendment shall impair any rights under any Award then outstanding without the Plan Participant's consent. The exercise prices of outstanding Options granted under the Incentive Plan may be reduced by action of the Remuneration Committee with prior approval by the shareholders of the Company, and repricing may be authorized by the committee without the requirement of such approval for Unrestricted Awards and in occasional circumstances (i) to fulfill a legitimate corporate purpose, such as retention of a key employee, (ii) to maintain option value in the face of extreme circumstances beyond management's control and (iii) if the repricing is limited to no more than 5% of the shares authorized for grant under the Incentive Plan. The Incentive Plan shall remain in full force and effect until the earlier of 10 years from the date of its adoption by the Board of Directors or the date it is terminated by the Board of Directors.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

           Set forth below is a general summary of certain of the principal federal income tax consequences to Plan Participants and the Company of Awards under the Incentive Plan. The following discussion is general in nature and is not intended to be a complete analysis of all potential tax consequences to Plan

Participants or the Company of such Awards. This discussion is based on the Code as currently in effect.

           Options. The grant of a Nonqualified Option will not result in the recognition of taxable income by the Plan Participant or a deduction to the Company. Ordinary income generally will be recognized by Plan Participants at the time the Nonqualified Option is exercised. The amount of such income generally will be equal to the excess of the fair market value of the shares on the exercise date over the exercise price. The Company will generally be entitled to a deduction at the same time and in the same amount as the Plan Participant recognizes ordinary income in connection with the exercise of a Nonqualified Option (subject to the satisfaction of Section 162(m) of the Code, in the case of Options subject thereto, and Section 280G of the Code). Gain or loss upon a subsequent sale of any Common Stock received upon the exercise of a Nonqualified Option generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the Common Stock sold).

           ISOs are intended to be incentive stock options under the Code. Upon the grant or exercise of an incentive stock option complying with the Code, the Plan Participant does not realize income and the Company is not entitled to any deduction. However, the excess of the fair market value of the Common Stock as of the exercise date over the exercise price will constitute an adjustment to the Plan Participant's taxable income for purposes of the alternative minimum tax. If the shares of Common Stock are not disposed of within the one-year period beginning on the Option exercise date, or within the two-year period beginning on the Option grant date, any profit realized by the Plan Participant upon such disposition will be taxed as capital gain and the Company will receive no deduction. If the shares of Common Stock are disposed of within the one-year period from the date of Option exercise or within the two-year period from the Option grant date, the excess of the fair market value of the shares on the exercise date or generally, if less, the fair market value on the disposition date, over the exercise price will be taxable as ordinary income of the Plan Participant at the disposition date, and the Company will be entitled to a corresponding deduction.

           If a Section 162(m) Covered Employee's taxable compensation from the Company in any year (including compensation related to Options) exceeds $1,000,000, such compensation in excess of $1,000,000 may not be tax-deductible by the Company under Section 162(m). Section 162(m) Covered Employees are determined at the end of the Company's taxable year. Excluded from the calculation of taxable compensation for this purpose is compensation that is "performance-based" within the meaning of Section 162(m). Compensation realized upon the exercise of an Option granted under the Incentive Plan with an exercise price of not less than Fair Market Value on the grant date is intended to qualify as "performance-based" under Section 162(m) so that such compensation may be deductible without regard to the limits of Section 162(m).

           If an Option is exercised through the use of Common Stock previously owned by the employee, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. However, if the previously owned shares were acquired by the exercise of an ISO or other tax-qualified stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise an ISO, such use would constitute a disqualifying disposition of such previously owned shares which may result in the recognition of ordinary income in the amount described above. If an otherwise qualifying ISO first becomes exercisable in any one year for shares having a value in excess of $100,000 (grant date value), the portion of the option in respect of such excess shares will be treated as a Nonqualified Option.

           Stock Appreciation Rights. No income will be recognized by a Plan Participant who is awarded an SAR until cash, Restricted Stock or Deferred Stock representing the amount of the appreciation are transferred to the Plan Participant pursuant to exercise of the SAR. If the settlement vesting of Common Stock transferred upon exercise is deferred following the date of exercise, income recognition will generally be deferred until the date of vesting. The amount of income will equal the amount of cash or fair market value of Common Stock delivered to the Plan Participant and will be ordinary income. The Company will be entitled to a deduction at the same time and in the same amount. Compensation realized upon the exercise of an SAR granted under the Incentive Plan with an exercise price or appreciation base, as the case may be, of not less than Fair Market Value on the grant date is intended to qualify as "performance based" under Section 162(m) so that compensation may be deductible without regard to the limits of Section 162(m).

           Restricted Stock and Deferred Stock. A Plan Participant who is awarded Restricted Stock or Deferred Stock will not be taxed at the time of grant unless, in the case of Restricted Stock, the Plan Participant makes a special election with the Internal Revenue Service pursuant to Code Section 83(b), as discussed below. Upon lapse of the restrictions on transferability applicable to the Restricted Stock or upon the expiration of the deferral period applicable to Deferred Stock, the Plan Participant will recognize ordinary income on the then fair market value of the Restricted Stock or Deferred Stock and a corresponding deduction will generally be allowable to the Company (subject to the satisfaction of an exclusion from Section 162(m) limit in the case of Restricted Stock or Deferred Stock held by Section 162(m) Covered Employees and to Section 280G of the Code). In such case, the Plan Participant's basis in the Common Stock will be equal to the ordinary income so recognized. Upon subsequent disposition of such Common Stock, the Plan Participant will realize long-term or short-term capital gain or loss.

           Pursuant to Code Section 83(b), the Plan Participant may elect (a "Section 83(b) Election") within 30 days of the grant of Restricted Stock to recognize ordinary income in an amount equal to the fair market value of the Restricted Stock at the time of grant (determined without regard to any restrictions which may lapse). In that case, the Plan Participant will acquire a tax basis in such Common Stock equal to the ordinary income recognized by the Plan Participant on the grant date. No tax will be payable upon lapse or release of the restrictions or at the time the Restricted Stock first becomes transferable, and any gain or loss upon subsequent disposition will be a capital gain or loss. In the event of a forfeiture of Restricted Stock with respect to which a Plan Participant previously made a Section 83(b) Election, the Plan Participant will not be entitled to a loss deduction.

           Change in Control Payments. If any payments under the Incentive Plan are contingent on a change in control within the meaning of Code Section 280G (which could include, for example, the accelerated vesting of Options upon a change in control), then the Company may be denied an income tax deduction and the Plan Participant may be subject to a 20 percent excise tax in addition to income taxes which may otherwise be imposed on such payments. (See "Executive Compensation - Severance Benefits Following a Change in Control".)

AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN

Introduction

           The Company's Employee Stock Purchase Plan (the "Stock Purchase Plan") was adopted by the shareholders at the Company's 1998 Annual Meeting and provides for the purchase of up to 1,500,000 shares of Common Stock by participating eligible employees of the Company and its subsidiaries. The Board of Directors has approved the amendment of the Stock Purchase Plan to increase the number of Shares of Common Stock reserved for purchase thereunder to a total of 2,000,000 shares, subject to approval of such amendment and of the foregoing amendment of the Company's Certificate of Incorporation by the shareholders at the Annual Meeting. The purpose of the Stock Purchase Plan is to encourage stock ownership by eligible employees of the Company and certain designated subsidiaries, thereby increasing eligible employees' personal interest in the Company's continued success and progress. The Stock Purchase Plan is intended to facilitate and encourage regular investment in Common Stock and to motivate eligible employees to contribute to the success of the Company.

           Adoption of this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy, and entitled to vote, at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSAL.

Summary of the Stock Purchase Plan

           The following is a summary of the principal features of the Stock Purchase Plan, but such summary is qualified in its entirety by reference to the complete text of the Stock Purchase Plan, as amended, attached to this Proxy Statement as Annex II.

           The Stock Purchase Plan is an employee stock purchase plan which is intended to comply with the provisions of Section 423 of the Code. The Stock Purchase Plan allows eligible employees who elect to participate in the Stock Purchase Plan ("Participants") to make purchases of Common Stock through payroll deductions at a price of 85% of the fair market value of Common Stock on the first day or last day of each Offering Period (as defined below), whichever is lower. Any employee who, after purchasing Common Stock under the Stock Purchase Plan, would own 5% or more of the total combined voting power or value of all classes of Common Stock of the Company or any Subsidiary is not eligible to participate. Ownership of stock is determined in accordance with the provisions of Section 424(d) of the Code. In addition, an employee is not permitted in any calendar year to purchase Common Stock under the Stock Purchase Plan with a fair market value of more than $25,000.

           Administration. The Stock Purchase Plan is administered by the Remuneration Committee, which is authorized to decide questions of eligibility and to make rules and regulations for the administration and interpretation of the Stock Purchase Plan, subject to final authority of the Board of Directors. All determinations of the Remuneration Committee with respect to the Stock Purchase Plan are binding. The expenses of administering the Stock Purchase Plan are borne by the Company.

           Shares Available Under the Stock Purchase Plan. Under the Stock Purchase Plan, as proposed to be amended, the Company will issue an aggregate of not more than 2,000,000 shares of Common Stock. The maximum number of shares issuable under the Stock Purchase Plan will be subject to adjustment for any dividend, stock split or other relevant change in the Company's capitalization. Through June 30,2000, 2000, an aggregate of 702,852 shares of Common Stock had been issued under the plan.

           Eligibility. With certain exceptions, all full-time employees, including officers and directors who are Company employees, who have been employed by the Company or an eligible subsidiary for at least three months, are eligible to participate in the Stock Purchase Plan. As of June 30, 2000, approximately 5,100 employees of the Company were eligible to participate. The purchase of shares under the Stock Purchase Plan is voluntary, and the Company cannot now determine the number of shares to be purchased under the Stock Purchase Plan in the future by any person or group.

           Operation of the Stock Purchase Plan. Common Stock is purchased under the Stock Purchase Plan through semi-annual offering periods ("Offering Periods"). During each Offering Period, the maximum number of shares which may be purchased by a Participant (a "purchase option") is determined on the first day of the Offering Period under a formula whereby 85% of the market value of a share of Common Stock on the first day of the Offering Period is divided into an amount equal to 6% of that Participant's annualized base pay (as defined in the Stock Purchase Plan). A Participant may elect to have up to 10% of his or her base pay withheld from his or her pay for this purpose. The price at which the Participant may purchase shares is the lower of (i) 85% of the last sale price of the Common Stock on the NASDAQ National Market System on the first day of the Offering Period or (ii) 85% of such price on the last day of the Offering Period.

           Amendment. The Board of Directors may at any time, and from time to time, modify, terminate or amend the Stock Purchase Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under (i) Section 423 of the Code, (ii) Rule 16b-3 of the Exchange Act or any successor provisions ("Rule 16b-3") or
(iii) under any applicable listing requirement of the NASDAQ National Market System, the Board of Directors may not effect such modification or amendment without shareholder approval.

           The termination, modification or amendment of the Stock Purchase Plan shall not, without the consent of a Participant, affect his or her rights under a purchase option previously selected by the Participant. With the consent of the Participant affected, the Board of Directors may amend outstanding purchase options in a manner not inconsistent with the terms of the Stock Purchase Plan. The Board of Directors shall also have the right to amend or modify the terms and provisions of the Stock Purchase Plan and of any purchase options previously granted under the Stock Purchase Plan to the extent necessary to ensure the continued qualification of the Stock Purchase Plan under Section 423 of the Code and Rule 16b-3. The Stock Purchase Plan also contains provisions relating to the disposition of purchase options in the event of certain mergers or other significant transactions involving the Company.

Certain Federal Income Tax Consequences

           The Stock Purchase Plan, and the rights of Participants to make purchases thereunder, is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. No income (other than dividends) will be taxable to a Participant until disposition of the shares purchased under the Stock Purchase Plan. Upon the disposition of the shares of Common Stock, the Participant will generally be subject to tax and the amount of the tax will depend upon the holding period.

           If the shares are disposed of more than two years from the first day of the Offering Period, or if the Participant dies (at any time, regardless of the holding period), the Participant will recognize ordinary income for the taxable year of the disposition or death measured as the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price or (b) an amount equal to 15% of the purchase price of the shares. The Company will not be entitled to a corresponding deduction.

           If the shares are disposed of within two years of the first day of the Offering Period (a "Disqualifying Disposition"), the Participant will recognize ordinary income for the taxable year of the disposition generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Subject to the limitation described in the next sentence, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized as described in this paragraph. Under Section 162(m), the Company's tax deduction for all compensation paid to specified officers in any one year is limited to $1,000,000 unless the compensation qualifies for an exemption from this limitation. Amounts recognized as ordinary income on a Disqualifying Disposition will not be exempt.

           The Participant's tax basis in the shares will initially be his or her purchase price for those particular shares, and that tax basis will be increased at the time of disposition of the shares by the foregoing taxable amount. In the case of a taxable disposition of the shares, the difference between such adjusted tax basis and the amount realized will be capital gain or loss, either long-term or short-term, depending upon how long the shares have been held on the date of disposition.

RATIFICATION OF ENGAGEMENT OF INDEPENDENT AUDITORS

           Shareholders will be requested at the Annual Meeting to ratify the engagement of Deloitte & Touche LLP to serve as independent auditors of the Company for the year ending January 31, 2001. Deloitte & Touche LLP has served as the Company's auditors since 1988. A representative of the firm is expected to be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSAL.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING


           The Company currently expects to hold its next Annual Meeting of Shareholders on or about September 15, 2001. Any shareholder who wishes to make a proposal for consideration at that meeting and wishes to have that proposal included in the proxy statement for the meeting must submit the proposal to the Secretary of the Company no later than April 5, 2001. Such a proposal will be included in next year's proxy statement to the extent required by the regulations of the Securities and Exchange Commission. A shareholder who wishes to make a proposal at the 2001 Annual Meeting, but does not wish to have the proposal included in the proxy statement for that meeting, must give notice of the proposal to the Secretary of the Company no later than June 19, 2001 in order for the notice to be considered timely under Rule 14a-4(c) of the Securities and Exchange Commission.


                                 OTHER BUSINESS

           The Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters specified in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy solicited by the Board of Directors will vote all proxies that have been properly executed. If any matters not set forth in the Notice of Annual Meeting are properly brought before the Annual Meeting, such persons will vote thereon in accordance with their best judgment.


                                    By Order of the Board of Directors,

                                    William F. Sorin
                                    Secretary

Woodbury, New York
August 3, 2000

                                                                     Annex I


                     2000 Stock Incentive Compensation Plan

                            COMVERSE TECHNOLOGY, INC.

                     2000 STOCK INCENTIVE COMPENSATION PLAN


1.         Purpose of the Plan

           The purpose of the Plan is to assist the Company, its Subsidiaries and Affiliates in attracting and retaining valued directors and employees by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such employees.

2.         Definitions

2.1 "Affiliate" means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

2.2 "Award" means an award of Deferred Stock, Restricted Stock, Options or SARs under the Plan.

2.3        "Board" means the Board of Directors of the Company.

2.4 "Change in Control" means (i) the Board (or, if approval of the Board is not required as a matter of law, the shareholders of the Company) shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company or (c) the adoption of any plan or proposal for the liquidation or dissolution of the Company; (ii) any person (as such term is defined in Section 13(d) of the 1934 Act), corporation or other entity other than the Company shall make a tender offer or exchange offer to acquire any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration, provided that (a) at least a portion of such securities sought pursuant to the offer in question is acquired and (b) after consummation of such offer, the person, corporation or other entity in question is the "beneficial owner" (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 20% or more of the outstanding shares of Common Stock (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire Common Stock); (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board ceased for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or (iv) the occurrence of any other event the Committee determines shall constitute a "Change in Control" hereunder.

2.5        "Code" means the Internal Revenue Code of 1986, as amended.

2.6 "Common Stock" means the common stock of the Company, par value $.10 per share, or such other class or kind of shares or other securities resulting from the application of Section 10.

2.7 "Company" means Comverse Technology, Inc, a New York corporation, or any successor corporation.

2.8 "Committee" means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least three members, each of whom shall be a member of the Board, a Non-Employee Director and an Outside Director.

2.9 "Deferred Stock" means an Award made under Section 6 of the Plan to receive Common Stock at the end of a specified Deferral Period.

2.10 "Deferral Period" means the period during which the receipt of a Deferred Stock Award under Section 6 of the Plan will be deferred.

2.11 "Director" means each member of the Board who is not an Employee, who does not receive compensation from the Company or any Subsidiary in any capacity other than as a Director and whose membership on the Board is not attributable to any contract between the Company and such Director or any other entity with which such Director is affiliated.

2.12 "Employee" means an officer or other key employee of the Company, a Subsidiary or an Affiliate including a director who is such an employee.

2.13 "Fair Market Value" on any given date means the closing price of shares of Common Stock on the principal national securities exchange on which the Common Stock is listed on such date or, if Common Stock was not traded on such date, on the last preceding day on which the Common Stock was traded, or as otherwise deternined by the Committee.

2.14       "Holder" means an individual to whom an Award is made.

2.15       "Hostile Change in Control" means any Change in Control described in
           Section 2.4(ii) that is not approved or recommended by the Board.

2.16 "Incentive Stock Option" means an Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.

2.17       "1934 Act" means the Securities Exchange Act of 1934, as amended.

2.18 "Non-Employee Director" means a person defined in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the 1934 Act, or any successor definition adopted by the Securities and Exchange Commission.

2.19 "Non-Qualified Option" means an Option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option.

2.20       "Option" means any stock option granted from time to time under
           Section 8 of the Plan.

2.21 "Outside Director" means a member of the Board who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

2.22 "Plan" means the Comverse Technology, Inc. 2000 Stock Incentive Compensation Plan herein set forth, as amended from time to time.

2.23       "Restricted Stock" means Common Stock awarded by the Committee under
           Section 7 of the Plan.

2.24 "Restriction Period" means the period during which Restricted Stock awarded under Section 7 of the Plan is subject to forfeiture.

2.25 "Retirement" means retirement from the active employment of the Company, a Subsidiary or an Affiliate pursuant to the relevant provisions of the applicable pension plan of such entity or as otherwise determined by the Committee.

2.26       "SAR" means a stock appreciation right awarded by the Committee under
           Section 9 of the Plan.

2.27 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possession 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.28 "Ten Percent Shareholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

2.29 "Unrestricted Award" means an Award or series of Awards representing in the aggregate up to 5% of the total number of shares of Common Stock available for Awards under the Plan and so designated by the Committee.

3.         Eligibility

3.1        Any Employee is eligible to receive an Award.

3.2 Subject to adjustment as provided in Section 10, each Director shall receive in each fiscal year of the Company, commencing with the year ending January 31, 2001, Options to purchase 27,000 shares of Common Stock having an exercise price per share equal to the Fair Market Value as of the date two business days after the publication of the audited year-end financial statements of the Company for the immediately preceding fiscal year. Subject to adjustment as provided in Section 10,such Options shall vest and become non-forfeitable incrementally, to the extent of 5,400 shares per meeting of the Board, and any committees of the Board of which such Director is a member, attended by the recipient during the year of grant; provided, however, that during the continuation of any of the Company's previously-adopted Stock Option Plans, options granted thereunder to


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
           Directors shall be deemed to be granted under the Plan for the purposes of this Section 3.2.

4.         Administration and Implementation of Plan

4.1 The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Employees to whom Awards will be granted, in determining the type and amount of Awards to be granted to each such Employee, the terms and conditions of Awards granted under the Plan and the terms of agreements which will be entered into with Holders.

4.2 The Committee's powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash, Common Stock, Restricted Stock, Deferred Stock or some combination thereof; to determine whether, to what extent and under what circumstances an Award is made and operates in tandem with other Awards made hereunder; to determine whether, to what extent and under what circumstances Common Stock or cash payable with respect to an Award shall be deferred, either automatically or at the election of the Holder (including the power to add deemed earnings to any such deferral); and to grant Awards (other than Incentive Stock Options) that are transferable by the Holder.

4.3 The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

4.4 The Committee may condition the grant of any Award or the lapse of any Deferral or Restriction Period (or any combination thereof) upon the Holder's achievement of a Performance Goal that is established by the Committee before the grant of the Award. For this purpose, a "Performance Goal" shall mean a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of the Award) based upon: (i) the price of Common Stock, (ii) the market share of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iii) sales by the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on shareholder equity of the Company, (vi) costs of the Company, its Subsidiaries or Affiliates (or any business unit thereof) or (vii) any other performance goal that would satisfy the applicable requirements of Section 162(m) of the Code. An Award that is subject to the achievement of a Performance Goal shall, for the purposes of the Plan, be referred to as a "Performance Based Award." The Committee shall have discretion to determine the specific targets with respect to each of these categories of Performance Goals. Before granting an Award or permitting the lapse of any Deferral or Restriction Period subject to this Section, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

5.         Shares of Stock Subject to the Plan

5.1 Subject to adjustment as provided in Section 10, the total number of shares of Common Stock available for Awards under the Plan shall be 9,000,000 shares.

5.2 The maximum number of shares of Common Stock subject to an Award that may be awarded to any Employee shall not exceed 1,000,000 during any calendar year (the "Individual Limit"). Subject to Section 5.3 and
           Section 10, any shares of Common Stock subject to an Award that is canceled or repriced by the Committee shall count against the Individual Limit. Notwithstanding the foregoing, the Individual Limit may be adjusted to reflect the effect on shares of Common Stock of any transaction or event described in Section 10.

5.3 Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not
           (i) reduce the shares available for Awards under the Plan, or (ii) be counted against the Individual Limit. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

6.         Deferred Stock

           An Award of Deferred Stock is an agreement by the Company to deliver to the recipient a specified number of shares of Common Stock at the end of a specified deferral period or periods. Such an Award shall be subject to the following terms and conditions.

6.1 Deferred Stock Awards shall be evidenced by Deferred Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

6.2 Upon determination of the number of shares of Deferred Stock to be awarded to a Holder, the Committee shall direct that the same be credited to the Holder's account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in Section 6.5 hereof. Prior to issuance and delivery hereunder the Holder shall have no rights as a shareholder with respect to any shares of Deferred Stock credited to the Holder's account.

6.3 Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Holder currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested on such terms as are determined at the time of the Award by the Committee, in its sole discretion, and specified in the Deferred Stock agreement.

6.4 The Committee may condition the grant of an Award of Deferred Stock or the expiration of the Deferral Period upon the Employee's achievement of one or more Performance Goal(s) specified in the Deferred Stock agreement. If the Employee fails to achieve the specified Performance Goal(s), either the Committee shall not grant the Deferred Stock Award to the Employee or the Holder shall forfeit the Award and no Common Stock shall be transferred to him pursuant to the Deferred Stock Award. Unless otherwise determined by the Committee at the time of an Award, dividends paid during the Deferral Period on Deferred Stock subject to a Performance Goal shall be reinvested in additional Deferred Stock and the lapse of the Deferral Period for such Deferred Stock shall be subject to the Performance Goal(s) previously established by the Committee.

6.5 The Deferred Stock agreement shall specify the duration of the Deferral Period taking into account termination of employment on account of death, disability, Retirement or other cause. The Deferral Period may consist of one or more installments. With the exception of Unrestricted Awards, the Deferral Period shall be at least one year for a Performance Based Deferred Stock Award and at least three years for all other Deferred Stock Awards. At the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment credited to the account of a Holder shall be issued and delivered to the Holder (or, where appropriate, the Holder's legal representative) in accordance with the terms of the Deferred Stock agreement. The Committee may, in its sole discretion, accelerate the delivery of all or any part of a Deferred Stock Award or waive the deferral limitations for all or any part of a Deferred Stock Award, other than a Performance Based Award, only in limited circumstances, such as death, disability or retirement of the Holder or a corporate disposition, or where the Deferred Stock Award is made expressly in lieu of salary or cash bonus payments to which the Holder would otherwise be entitled.

7.         Restricted Stock

           An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Employee, which shares are subject to forfeiture upon the happening of specified events. Such an Award shall be subject to the following terms and conditions:

7.1        Restricted Stock shall be evidenced by Restricted Stock agreements.
           Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

7.2 Upon determination of the number of shares of Restricted Stock to be granted to the Holder, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Holder with the Holder designated as the registered owner. The certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Holder, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period.

7.3 Unless otherwise determined by the Committee at the time of an Award, during the Restriction Period the Holder shall have the right to receive dividends from and to vote the shares of Restricted Stock.

7.4 The Committee may condition the grant of an Award of Restricted Stock or the expiration of the Restriction Period upon the Employee's achievement of one or more Performance Goal(s) specified in the Restricted Stock Agreement. If the Employee fails to achieve the specified Performance Goal(s), either the Committee shall not grant the Restricted Stock to the Employee or the Holder shall forfeit the Award of Restricted Stock and the Common Stock shall be forfeited to the Company.

7.5 The Restricted Stock agreement shall specify the duration of the Restriction Period and the performance, employment or other conditions (including termination of employment on account of death, disability, Retirement or other cause) under which the Restricted Stock may be forfeited to the Company. With the exception of

           Unrestricted Awards, the Restriction Period shall be at least one year for a Performance Based Restricted Stock Award and at least three years for all other Restricted Stock Awards. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of shares delivered to the Holder (or, where appropriate, the Holder's legal representative). The Committee may, in its sole discretion, modify or accelerate the vesting and delivery of shares of Restricted Stock, other than a Performance Based Restricted Stock Award, only in limited circumstances, such as death, disability or retirement of the Holder or a corporate disposition, or where the Restricted Stock Award is made expressly in lieu of salary or cash bonus payments to which the Holder would otherwise be entitled.

8.         Options

           Options give an Employee or Director the right to purchase a specified number of shares of Common Stock, Deferred Stock or Restricted Stock (as selected by the Committee) from the Company for a specified time period at a fixed price. Options granted to Employees may be either Incentive Stock Options or Non-Qualified Stock Options. Option granted to Directors pursuant to Section
3.2 shall be Non-Qualified Stock Options. The grant of Options shall be subject to the following terms and conditions:

8.1 Options shall be evidenced by Option agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

8.2 Subject to Section 3.2, the price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but, in the case of grants of Incentive Stock Options, shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Shareholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant. The option price per share for Non-Qualified Options may be less than the Fair Market Value of a share of Common Stock on the date of grant, provided that, with the exception of Unrestricted Awards, the option price may be set at a discount from the Fair Market Value of a share of Common Stock on the date of grant only if the discount is expressly granted in lieu of a reasonable amount of salary or bonus and the discount shall not exceed 15% of such Fair Market Value.

8.3 The Option agreements shall specify when an Option may be exercised and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

8.4 Each provision of the Plan and each Option agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Option agreement thereof that cannot be so construed shall be disregarded. Incentive Stock Options may not be granted to employees of Affiliates.

8.5 No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder, shall be exercisable only by the Holder. Upon the death of a Holder, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section 8.

8.6 Except as provided in an Option Agreement, the option price of the shares of Common Stock upon the exercise of an Option shall be paid in full at the time of the exercise in cash, in Shares of Common Stock valued at Fair Market Value on the date of exercise or a combination of cash and such shares of Common Stock. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock (based on the fair market value of the Restricted Stock on the date the Option is exercised, as determined by the Committee). In such case the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor. The Committee may provide in the applicable Option agreement for other methods for exercising options including by delivery of a note by the Holder in the amount of the exercise price.

8.7 With the Holder's consent, the Committee may amend any outstanding Option to deliver shares of Deferred Stock or Restricted Stock instead of Common Stock.

8.8 If a Holder's employment by the Company, a Subsidiary or Affiliate terminates by reason of death, any Option granted to such Holder may thereafter be exercised (to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant) by, where appropriate, the Holder's transferee or by the Holder's legal representative, until the earlier of the date specified in the applicable Option Agreement or one year after the Holder's death.

8.9 If a Holder's employment by the Company, a Subsidiary or Affiliate terminates by reason of disability (as determined by the Committee), any unexercised Option granted to the Holder shall become immediately exercisable and may thereafter be exercised by the Holder (or, where appropriate, the Holder's transferee or legal representative) until the earlier of the date specified in the applicable Option Agreement or 90 days after such termination of employment.

8.10 If a Holder's employment by the Company, Subsidiary or Affiliate terminates for any reason other than death or disability, all unexercised Options awarded to the Holder shall terminate on the earlier of the date specified in the applicable Option Agreement or 90 days after such termination of employment.

8.11 The Committee or the Board may in their discretion extend the period during which an Option held by an Employee may be exercised to such period, not to exceed three years following the termination of an Employee's employment or service with the Company or any of the Subsidiaries, as the Committee or the Board may determine to be appropriate in any particular instance.

9.         Stock Appreciation Rights

           SARs are rights to receive a payment in cash, Common Stock, Restricted Stock or Deferred Stock (as selected by the Committee) equal to the increase in the Fair Market Value of a specified number of shares of Common

Stock from the date of grant of the SAR to the date of exercise. The grant of SARs shall be subject to the following terms and conditions:

9.1 SARs shall be evidenced by SAR agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the committee shall deem advisable. A SAR may be granted in tandem with all or a portion of a related Option under the Plan ("Tandem SAR"), or may be granted separately ("Freestanding SAR"). A Tandem SAR may be granted either at the time of the grant of the Option or at any time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable. In no event shall any SAR be exercisable within the first six months of its grant.

9.2 The base price of a Tandem SAR shall be the option price under the related Option. The base price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of the Common Stock, as determined by the Committee, on the date of grant of the Freestanding SAR.

9.3 A SAR shall entitle the recipient to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the base price of the SAR. Such payment may be in cash, in shares of Common Stock, in shares of Deferred Stock, in shares of Restricted Stock or any combination, as the Committee shall determine. Upon exercise of a Tandem SAR as to some or all of the shares of Common Stock covered by the grant, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option pursuant to Section 8. Conversely, if the related Option is exercised as to some or all of the shares of Common Stock covered by the Award, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares of Common Stock covered by the Option exercise.

9.4 SARs shall be subject to the same terms and conditions applicable to Options as stated in Sections 8.3, 8.5, 8.7, 8.8, 8.9 and 8.10.

10.        Adjustments Upon Changes in Capitalization

           In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to shareholders other than a cash dividend, the Board shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Committee may determine to pay the Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section in cash to the Holder.

11.        Adjustments Upon a Change in Control

           Except as otherwise provided in an applicable agreement, upon the occurrence of a Change in Control (other than a Hostile Change of Control), the Committee may elect to provide that all outstanding Options and Stock Appreciation Rights shall immediately vest and become exercisable, each Deferral Period and Restriction Period shall immediately lapse or all shares of Deferred Stock subject to outstanding Awards shall be issued and delivered to the Holder.

In the event of a Hostile Change in Control, each of the foregoing actions shall occur automatically upon the occurrence of such Hostile Change in Control. At any time before a Change in Control, the Committee may, without the consent of any Holder of an Option, (i) require the entity effecting the Change in Control or a parent or subsidiary of such entity to assume each outstanding Option or substitute an equivalent option therefor or (ii) terminate and cancel all outstanding Options upon the Change in Control and pay the Holder of each such Option cash equal to the product of (x) the difference between the Fair Market Value of Common Stock on the date of the Change in Control and the exercise price of such Option and (y) the number of shares of Common Stock subject to such Option. For the purposes of this Section, an Option shall be considered assumed if, following the merger, the option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

12.        Effective Date, Termination and Amendment

           The Plan shall become effective on September 15, 2000. The Plan shall remain in full force and effect until the earlier of 10 years from the date of its adoption by the Board, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without shareholder approval which shall:

12.1 Increase (except as provided in Section 10) the total number of shares available for issuance pursuant to the Plan;

12.2       Change the class of individuals eligible to be Holders;

12.3 Modify the Individual Limit (except as provided Section 10) or the categories of Performance Goals previously disclosed to shareholders;

12.4       Change the provisions of this Section 12; or

12.5 Make any other change which constitutes a material amendment of the Plan or for which shareholder approval is required under Section 16(b) or any successor provision of the 1934 Act.

Termination of the Plan pursuant to this Section 12 shall not affect Awards outstanding under the Plan at the time of termination.

13.        Transferability

           Except as provided below, Awards may not be pledged, assigned or transferred for any reason during the Holder's lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the

Holder during his lifetime, but such Awards shall be transferable only to the extent specifically provided in the agreement entered into with the Holder. The transferee of the Holder shall, in all cases, be subject to the provisions of the agreement between the Company and the Holder.

14.        General Provisions

14.1 Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Employee any right with respect to continued employment by the Company, a Subsidiary or Affiliate, nor interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment of any Employee at any time.

14.2 For purposes of this Plan, transfer of employment between the Company and its Subsidiaries and Affiliates shall not be deemed termination of employment.

14.3 In connection with the transfer of shares of Common Stock as a result of the exercise or vesting of an Award or upon any other event that would subject the Holder to taxation, the Company shall have the right to require the Holder to pay an amount in cash or to retain or sell without notice, or to demand surrender of, shares of Common Stock in value sufficient to cover any tax, including any Federal, state or local income tax, required by any governmental entity to be withheld or otherwise deducted and paid with respect to such transfer ("Withholding Tax"), and to make payment (or to reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of such Withholding Tax, remitting any balance to the employee. For purposes of this Section 14.3, the value of shares of Common Stock so retained or surrendered shall be the Fair Market Value on the date that the amount of the Withholding Tax is to be determined (the "Tax Date"), and the value of shares of Common Stock so sold shall be the actual net sale price per share (after deduction of commissions) received by the Company. Notwithstanding the foregoing, the Holder shall be entitled to satisfy the obligation to pay any Withholding Tax, in whole or in part, by providing the Company with funds sufficient to enable the Company to pay such Withholding Tax or by requiring the Company to retain or to accept upon delivery thereof shares of Common Stock (other than unvested Restricted Stock) sufficient in value (determined in accordance with the last sentence of the preceding paragraph) to cover the amount of such Withholding Tax. Each election by a Holder to have shares retained or to deliver shares for this purpose shall be subject to the following restrictions: (i) the election must be in writing and made on or prior to the Tax Date; and
           (ii) the election shall be subject to the disapproval of the Committee.

14.4 With respect to Holders subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

14.5 Without amending the Plan, Awards may be granted to Employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

14.6 To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of New York and construed accordingly.

14.7 Except as hereinafter provided, the Committee may amend any outstanding Awards, other than Performance Based Awards, to the extent it deems appropriate. Such amendment may be made by the Committee without the consent of the Holder, except in the case of amendments adverse to the Holder, in which case the Holder's consent is required for any such amendment. Notwithstanding the foregoing, the Committee may exercise its authority under Section 11 without the consent of Holders. The option prices of outstanding Options may be reduced by action of the Committee with prior approval by the shareholders of the Company, and repricing may be authorized by the Committee without the requirement of such approval for Unrestricted Awards and in occasional circumstances (i) to fulfill a legitimate corporate purpose, such as retention of a key employee, (ii) to maintain option value in the face of extreme circumstances beyond management's control and (iii) if the repricing is limited to no more than 5% of the shares authorized for grant under the Plan.

                                                                     Annex II


                        1997 Employee Stock Purchase Plan

                                  (As Amended)

                            COMVERSE TECHNOLOGY, INC.

                        1997 EMPLOYEE STOCK PURCHASE PLAN
                                  (As Amended)

1.         Purposes.

           The 1997 Employee Stock Purchase Plan of Comverse Technology, Inc. (the "Plan") is intended to provide a method whereby employees of Comverse Technology, Inc. and its subsidiary and predecessor corporations, if any (hereinafter collectively referred to, unless the context otherwise requires, the "Company"), will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2.         Definitions.

           (a) "Base Pay" means regular straight-time earnings (as the same may be adjusted from time to time) but excluding payments for overtime, shift differentials, incentive compensation, sales commissions, bonuses and other special payments.

           (b) "Common Stock" means the common stock of the Company, par value $.10 per share, or such other class or kind of shares or other securities resulting from the application of Section .

           (c) "Employee" means any person who is customarily employed for 20 or more hours per week and more than five months in a calendar year by the Company or by a Subsidiary Corporation.

           (d) "Offering Commencement Date" means the applicable date on which an Offering under the Plan commences pursuant to Paragraph 4.

           (e) "Offering Termination Date" means the applicable date on which an Offering under the Plan terminates pursuant to Paragraph 4.

           (f) "Subsidiary Corporation" means any present or future corporation which (i) is a "subsidiary corporation" as that term is defined in Section 424(f) of the Code and (ii) is designated as a participant in the Plan by the Board of Directors or Committee described in Paragraph 13.

3.         Eligibility.

           (a) Any Employee who shall have completed three months of employment and shall be employed by the Company on the applicable Offering Commencement Date shall be eligible to participate in the Plan.

           (b) Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option to participate in the Plan:

                     (i) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary Corporation (for purposes of this Paragraph the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

                     (ii) which permits his or her rights to purchase stock under all employee stock purchase plans maintained by the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.         Offering Dates.

           The Plan will be implemented by semiannual offerings (referred to herein collectively as "Offerings" and individually as an "Offering") of a maximum aggregate of 2,000,000 shares (subject to adjustment as provided in Paragraph 12(a) and 17) of Common Stock, subject to Paragraph 12, 17 and 22 below, as follows:

           (i) Offering I shall commence on each March 1 and terminate on each August 31.

           (ii) Offering II shall commence on each September 1 and terminate on each final day of February.

           Participation in any one Offering under the Plan shall neither limit, nor require, participation in any other Offering.

5.         Participation.

           All Employees will become participants in an Offering on the applicable Offering Commencement Date. Payroll deductions, if any, for a participant shall commence on the applicable Offering Commencement Date of the Offering and shall end on the Offering Termination Date of such Offering, unless sooner terminated pursuant to Paragraph 10.

6.         Payroll Deductions.

           (a) Participants may elect to have amounts withheld from their base pay by completing an authorization for a payroll deduction ("Authorization") on the form provided by the Company and filing it with the Company's Payroll department. At the time a participant files his or her Authorization for a payroll deduction, the participant shall elect to have deductions made from his or her pay on each payday during the time he or she is a participant in an Offering at the rate of 0, 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his or her annualized base pay. If a participant has not filed an Authorization for a previous Offering or for the applicable Offering at least seven (7) days prior to the applicable Offering Commencement Date, he or she shall be deemed to have filed an Authorization electing to withhold 0% of his or her annualized base pay.

           (b) All payroll deductions made for the participant shall be credited to his or her account maintained by the Company under the Plan. A participant may not make any separate cash payment into such account.

           (c) Except as provided in Paragraph 8(b) or 10, a participant may only make changes to the rate of deduction from his or her annualized base pay, on not more than one occasion during an Offering, by completing a new Authorization on the form provided by the Company and filing it with the Company's Director of Treasury Operations as provided herein. Such new Authorization shall be effective upon the commencement of the first pay period subsequent to its filing. A participant may change his or her Authorization only once during any Offering.

           (d) A participant's Authorization shall immediately terminate in the event that the participant's employer shall no longer qualify as a Subsidiary Corporation within the meaning of Paragraph 2(f) of the Plan. Any payroll deductions credited to a participant's account after such change in the participant's employer's status shall be refunded to the participant with interest.

7.         Granting of Option.

           (a) For each of the Offerings, a participating Employee shall be deemed to have been granted an option (the "Option"), on the applicable Offering Commencement Date, to purchase a maximum number of shares of Common Stock equal to an amount determined as follows: 85% of the market value of a share of the Company's Common Stock on the applicable Offering Commencement Date shall be divided into an amount equal to 6% of the Employee's annualized Base Pay as of such Offering Commencement Date. For all purposes of the Plan, the market value of the Company's Common Stock shall be determined as provided in subparagraph
(b) below. An Employee's "annualized Base Pay" for any Offering shall be determined as follows: (i) for any Employee who was employed by the Company for an entire twelve-month period ending on the day prior to the Offering Commencement Date, the Employee's total Base Pay for such twelve-month period;
(ii) for any Employee not employed for the entire twelve-month period, the sum of the Base Pay earned in each of the full calendar months prior to the Offering Commencement Date during which the Employee was employed by the Company, divided by the number of full calendar months for which the Employee was employed, multiplied by twelve.

           (b) The purchase price of a share of Common Stock purchased with payroll deductions made during each Offering (the "Option Exercise Price") shall be the lower of:

                     (i) 85% of the last sale price of the Common Stock on the Nasdaq Stock Market (or on such other national securities exchange on which the Common Stock is then traded) as reported in The Wall Street Journal, on the applicable Offering Commencement Date (or on the next regular business date on which shares of Common Stock shall be traded if no shares of Common Stock shall have been traded on such Offering Commencement Date); or

                     (ii) 85% of the last sale price of Common Stock on the Nasdaq Stock Market (or on such other national securities exchange on which the Common Stock is then traded) as reported in The Wall Street Journal, on the applicable Offering Termination Date (or on the next regular business date on which shares of Common Stock shall be traded if no shares of Common Stock shall have been traded on such Offering Termination Date).

8.         Exercise of Options.

           With respect to each Offering during the term of the Plan:

           (a) Unless a participant gives written notice of withdrawal to the Company as provided in Paragraphs 8(b) and 10, his or her Option will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions (without interest) in his or her account maintained by the Company under the Plan at that time will purchase at the applicable Option Exercise Price (but not in excess of the number of shares for which Options have been granted to the Employee pursuant to Paragraph 7(a)), and any excess in his or her account at that time will be returned to him or her, with interest as determined by the Committee prior to each Offering Commencement Date, based on the assumption that such excess comprises funds most recently deducted from the participant's pay; provided that any excess returned on account of fractional shares will not be credited with any interest.

           (b) By written notice to the Director of Treasury Operations of the Company at any time prior to the Offering Termination Date applicable to any such Offering, a participant may elect to withdraw all, but not less than all, of the accumulated payroll deductions in his or her account at such time, with interest as determined by the Committee prior to each Offering Commencement Date.

           (c) Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall be returned to an employee without interest promptly following the termination of an Offering.

9.         Delivery.

           As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the certificate or certificates representing the shares of Common Stock purchased upon the exercise of such participant's Option.

10.        Withdrawal.

           (a) As indicated in Paragraph 8(b), a participant may withdraw payroll deductions credited to his or her account with the Company under any Offering at any time prior to the applicable Offering Termination Date by giving written notice of withdrawal to the Director of Treasury Operations. All of the participant's payroll deductions credited to his or her account will be paid to the participant promptly after receipt of such notice of withdrawal and no further payroll deductions will be made from his or her pay during such Offering. The Company may, at its option, treat any attempt by an employee to borrow on the security of accumulated payroll deductions as an election, under Paragraph 8(b), to withdraw such deductions.

           (b) A participant's withdrawal from any Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar Plan which may hereafter be adopted by the Company.

           (c) Upon termination of the participant's employment for any reason, including retirement but excluding death or disability, while in the employ of the Company, the payroll deductions credited to his or her account will be returned to the participant, with interest as determined by the Committee prior to each Offering Commencement Date, or, in the case of his or her death subsequent to the termination of employment, to the person or persons entitled thereto under Paragraph 14.

           (d) Upon termination of the participant's employment because of disability or death, the participant or his or her beneficiary (as defined in Paragraph 14) shall have the right to elect, by written notice given to the Company's Director of Treasury Operations prior to the expiration of the period of 30 days commencing with the date of the disability or death of the participant, either

                     (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

                     (ii) to exercise the participant's Option on the Offering Termination Date next following the date of the participant's disability or death for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the participant's account at the date of the participant's disability or death will purchase at the applicable Option Exercise Price, and any excess in such account will be returned to the participant or said beneficiary.

           If no such written notice of election is received by the Director of Treasury Operations, the participant or beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's disability or death and the same will be paid promptly to the participant or said beneficiary with interest as determined by the Committee prior to each Offering Commencement Date.

           (e) Upon termination of a participant's employment due to the participant's employer failing to meet the definition of Subsidiary Corporation, as set forth in Paragraph 2(f) of the Plan, the Committee shall, with respect to participant's affected by the change in their employer's status as a Subsidiary Corporation, provide for any of the following:

                     (i) refund to the participant the payroll deductions credited to his or her account, with interest, as determined by the Committee; or,

                     (ii) if such change in the participant's employer's status as a Subsidiary Corporation occurs within ninety (90) days of an Offering Termination Date, the Committee may permit the participant to exercise his or her Option on the Offering Termination Date; or,

                     (iii) if such change in the participant's employer's status as a Subsidiary Corporation does not occur within ninety (90) days of the Offering Termination Date, the Committee may provide for an earlier Offering Termination Date with respect to participants affected by such change in their employer's status.

11.        Interest.

           No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee except under withdrawal as provided under Paragraphs 8(b) and 10 or upon the return of payroll deductions as provided under Paragraphs 8(a) and 12(a). In the event of the return of excess payroll deductions under Paragraphs 8(a) and 12(a), interest thereon, if any, shall be computed assuming that such excess comprises funds most recently deducted from the participant's pay.

12.        Stock.

           (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 2,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 17. If the total number of shares for which Options are exercised in accordance with Paragraph 8 exceeds 2,000,000, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him or her as promptly as possible, with interest on such balance at the rate determined by the Committee prior to each Offering Commencement Date, based on the assumption that such excess comprises funds most recently deducted from the participant's pay.

           (b) The participant will have no interest in Common Stock covered by his or her Option until such Option has been exercised.

           (c) Common Stock to be delivered to a participant under the Plan will be issued in the name of the participant, or, if the participant so directs, by written notice to the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person may be designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

13.        Administration.

           The Plan shall be administered by the committee appointed by the Board of Directors of the Company to administer the Plan (the committee so designated by the Board of Directors shall hereinafter be referred to as the "Committee"). The officer of the Company charged with day-to-day administration of the Plan shall, for matters involving the Plan, be an ex- officio member of the Committee. The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Committee, subject, however, at all times to the final approval of the Board of Directors of the Company. Such rules may include, without limitation, restrictions on the frequency of changes in withholding rates. Determinations made by the Committee and approved by the Board of Directors of the Company with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, amended or repealed by the Committee or the Board of Directors of the Company.

14.        Designation of Beneficiary.

           A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the participant prior to the delivery of such shares or cash to the participant. Such designation of beneficiary may be changed by the participant at any time by written notice to the Company's payroll department. Within 30 days after the participant's death, the beneficiary may, as provided in Paragraph 10(d), elect to exercise the participant's Option when it becomes exercisable on the Offering Termination Date of the then current Offering. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death, (of a beneficiary validly designated by the participant under the Plan) and upon and notice of election of the validly designated beneficiary to exercise the participant's Option, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company) the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may determine. No beneficiary shall prior to the death of the participant by whom he or she has been designated acquire any interest in the stock or cash credited to the participant's account maintained by the Company under the Plan.

15.        Transferability.

           Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an Option or to receive stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant otherwise than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 8(b).

16.        Use of Funds.

           All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

17.        Effects of Changes of Common Stock.

           In the event of any changes of outstanding shares of the Common Stock by reason of stock dividends, subdivisions, combinations and exchanges of shares, recapitalizations, mergers in which the Company is the surviving corporation, consolidations, and the like, the aggregate number of and class of shares available under the Plan and Option Exercise Price per share shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any Options.

18.        Amendment or Termination.

           (a) The Board of Directors of the Company may at any time, and from time to time, modify, terminate or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under (i) Section 423 of the Code, or (ii) under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or any successor provisions ("Rule 16b-3"), or (iii) under any applicable listing requirements, the Board of Directors may not effect such modification or amendment without such approval.

           (b) The termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his or her rights under an Option previously granted to him or her. With the consent of the participant affected, the Board of Directors may amend outstanding Options in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any Options previously granted under the Plan to the extent necessary to ensure the continued qualification of the Plan under Section 423 of the Code and Rule 16b-3.

19.        Notices.

           All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Company's Director of Treasury Operations.

20.        Merger or Consolidation.

           If the Company shall at any time merge into or consolidate with another corporation and the Company is the surviving entity, the holder of each Option then outstanding will thereafter be entitled to receive at the next Offering Termination Date upon the automatic exercise of such Option under Paragraph 8(a) (unless previously withdrawn pursuant to Paragraph 10) for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board of Directors of the Company shall take such steps in connection with such merger or consolidation as the Board of Directors shall deem necessary to assure that the provisions of Paragraph 17 shall thereafter be applicable, as nearly as reasonably practicable, to such securities or property. In the event of a merger or consolidation in which the Company is not the surviving entity, or of a sale of all or substantially all of the assets of the Company, the Plan shall terminate, and all payroll deductions credited to participants' accounts shall be returned to them, with interest as determined by the Committee prior to each Offering Commencement Date; provided, however, that the Board of Directors may, in the event of such merger, consolidation or sale, accelerate the Offering Termination Date of the Offering then in effect and permit participants to purchase shares under the Plan at such accelerated Offering Termination Date.

21.        Approval of Stockholders.

           The Plan has been adopted by the Board of Directors of the Company, but all grants of Options shall be conditional upon the ratification and approval of the Plan by the stockholders of the Company within twelve months after the adoption of the Plan by the Board of Directors.

22.        Registration and Qualification of the Plan Under Applicable
           Securities Laws.

           Notwithstanding anything to the contrary herein, no Option shall be granted under the Plan until such time as the Company has qualified or registered the shares which are subject to the Options under all applicable state and federal securities laws to the extent required by such laws. In the event the shares shall not have been so qualified and registered prior to the date an Offering is scheduled to commence, the Offering Commencement Date shall be the date upon which the registration of the shares and other qualification shall have become effective.

                           [FORM OF PROXY - SIDE ONE]

PROXY
                            COMVERSE TECHNOLOGY, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of COMVERSE TECHNOLOGY, INC., a New York corporation (the "Corporation"), hereby appoints Kobi Alexander, David Kreinberg and William
F. Sorin, and each of them voting singly in the absence of the others, attorneys and proxies, each with full power of substitution and revocation, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Friday, September 15, 2000, at 10:00 A.M. (local time), or at any adjournment thereof, in accordance with the following instructions:

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4 AND 5 AND FOR THE ELECTION OF EACH OF THE NOMINEES IDENTIFIED IN PROPOSAL 1.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS:

[ ] FOR all nominees listed (except   [ ] WITHHOLD AUTHORITY to vote
    as marked to the contrary below)      for all nominees listed below.

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

Nominees:

Kobi Alexander Zvi Alexander Itsik Danziger   John H. Friedman Francis E. Girard
               Sam Oolie     William F. Sorin Shaula A. Yemini

PROPOSAL NO. 2 - AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE
                 AUTHORIZED SHARES:

                 [ ] FOR              [ ] AGAINST          [ ] ABSTAIN

PROPOSAL NO. 3 - ADOPTION OF 2000 STOCK INCENTIVE COMPENSATION PLAN:

                 [ ] FOR              [ ] AGAINST          [ ] ABSTAIN

PROPOSAL NO. 4 - AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN:

                 [ ] FOR              [ ] AGAINST          [ ] ABSTAIN

PROPOSAL NO. 5 - RATIFICATION OF ENGAGEMENT OF DELOITTE & TOUCHE LLP AS
                 AUDITORS:

                 [ ] FOR              [ ] AGAINST          [ ] ABSTAIN




(To be completed and signed on the reverse side)

                           [FORM OF PROXY - SIDE TWO]

(Continued from other side)

The named proxies are authorized to vote in their discretion on such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION TO THE BOARD OF DIRECTORS OF THE EIGHT NOMINEES IDENTIFIED ABOVE AND "FOR" PROPOSALS 2, 3, 4 AND 5.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated:  _________________, 2000

----------------------------
Signature

----------------------------
Signature, if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                                       2